(METLIFE LOGO)


                                 THIRD QUARTER
                              FINANCIAL SUPPLEMENT

                               SEPTEMBER 30, 2003


(SNOOPY GRAPHIC)


                           (GRAPHIC OF THE NUMBER 3)

                                                                               .
                                                                               .
                                                                               .

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


TABLE OF CONTENTS

HIGHLIGHTS
  Corporate Overview                                                                                                     2

METLIFE, INC.
  Consolidated Balance Sheets                                                                                            3
  Consolidated Statements of Operating Earnings and Total Company Headcount                                              4
  Consolidating Balance Sheet                                                                                            5
  Consolidating Statement of Operating Earnings                                                                          6

INSURANCE OPERATIONS
  Consolidated Statements of Operating Earnings                                                                         10
  Consolidating Statement of Operating Earnings                                                                         11

  INSTITUTIONAL OPERATIONS
    Statements of Operating Earnings - Product Level                                                                    15
    Premiums, Fees and Other Revenues by Product and Additional Statistical Information                                 16
    Future Policy Benefits and Policyholder Account Balances and
       Separate Account Liabilities                                                                                     17
    Insurance Expenses Ratio and Other Expenses by Major Category                                                       18
    Spreads by Product                                                                                                  19

  INDIVIDUAL OPERATIONS
    Statements of Operating Earnings - Product Level                                                                    20
    Premiums and Deposits by Product and Manufacturer and Mutual Fund Sales                                             22
    Additional Statistical Information                                                                                  23
    Future Policy Benefits and Policyholder Account Balances and
       Separate Account Liabilities                                                                                     24
    Insurance Expenses Ratio and Other Expenses by Major Category                                                       25
    Spreads by Product                                                                                                  26

  AUTO & HOME
    Statements of Operating Earnings - Product Level                                                                    27
    Written Premiums by Product and Selected Financial Information and Supplemental Data                                28

  INTERNATIONAL OPERATIONS
    Statements of Operating Earnings                                                                                    29

REINSURANCE OPERATIONS
  Statements of Operating Earnings, Pre-Tax and Pre-Minority Interest
    Operating Earnings by Region and Reserves by Region                                                                 30

ASSET MANAGEMENT
  Statements of Operating Earnings, Change in Assets Under Management and
    Composition of Assets Under Management                                                                              31

CORPORATE, OTHER & ELIMINATIONS
  Statements of Operating Earnings                                                                                      32

METLIFE, INC.
  Investment Results by Asset Category and Annualized Yields                                                            33
  Fixed Maturities and Equity Securities Gross Unrealized Loss Aging Schedule                                           35
  Summary of Fixed Maturities by Sector and by Quality Distribution, and
    Summary of Commercial Mortgage Loans by Region and Property Type                                                    36
  Summary of Real Estate, Summary of Mortgages and Distribution of
    Assets Under Management                                                                                             37

OTHER INFORMATION
  Company Ratings                                                                                                       38
  Capital Allocation Based On Risk Based Capital vs. Economic Capital 2002 Through 2000                                 39


NOTE:
----

   The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings and operating earnings per diluted share, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding certain after-tax net investment gains and losses, and the after-tax impact from the cumulative effect of accounting changes. Settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. Metlife uses operating earnings and operating earnings per diluted share in analyzing its performance; it believes that these measures enhance the understanding and comparability of its performance by excluding the net effect of investment gains and losses, which can fluctuate significantly from period to period, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings and operating earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Reconciliations of operating earnings to GAAP net income and operating earnings per diluted share to GAAP net income per diluted share, the most directly comparable GAAP measures, are included in the QFS and in Metlife's earnings press release, dated November 3, 2003, for the quarter ended September 30, 2003, which are available at www.metlife.com.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE OVERVIEW

Unaudited (Dollars and shares in millions, except per share data)

                                                                     For the Three Months Ended
                                      -------------------------------------------------------------------------------------------
                                      September 30,  June 30,      March 31,  December 31,   September 30,   June 30,    March 31,
                                           2003         2003         2003        2002            2002          2002         2002
                                      -------------------------------------------------------------------------------------------
Net income (1)                             $574         $580         $362         $561            $328          $387        $329
    Net investment gains
      (losses) (2)                         (151)         (54)        (170)         310            (286)         (266)       (105)
    Minority interest - net
      investment gains (losses)              (2)          (2)           4            2              (1)            4           1
    Adjustments to net investment
      gains (losses) (3)                     39            0           38           43              16            73          13
    Net investment gains (losses)
      tax benefit (provision)                72           16           44         (132)            102            72          15
                                      -------------------------------------------------------------------------------------------
After-tax net investment gains
 (losses)                                   (42)         (40)         (84)         223            (169)         (117)        (76)
Cumulative effect of accounting
 change for SFAS 142                          0            0            0            0              (5)            0           5
                                      -------------------------------------------------------------------------------------------
Operating earnings                         $616 (4)     $620 (5)     $446         $338 (6)        $502          $504 (7)    $400 (8)
                                      ===========================================================================================

Net income per share - diluted            $0.75        $0.79        $0.47 (9)    $0.78           $0.45         $0.53       $0.44
After-tax net investment gains
  (losses)                                (0.06)       (0.05)       (0.12)        0.31           (0.23)        (0.16)      (0.10)
Cumulative effect of accounting
 change for SFAS 142                       0.00         0.00         0.00         0.00           (0.01)         0.00        0.00
Impact of conversion of
  securities                               0.00         0.00        (0.03)        0.00            0.00          0.00        0.00
                                      -------------------------------------------------------------------------------------------
Operating earnings per
  share - diluted                         $0.81        $0.84        $0.62        $0.47           $0.69         $0.69       $0.54
                                      ===========================================================================================

Weighted average common shares
  outstanding - diluted                   760.9        731.3        722.4        720.9           722.7         733.9       739.5

Book value per common share
  (actual shares outstanding)            $27.50       $27.13       $25.76       $24.83          $24.39        $23.00      $21.64
Book value per common share,
  excluding other accumulated
  comprehensive income (actual
  shares outstanding)                    $23.54       $22.78       $22.45       $21.96          $21.37        $20.91      $20.45

Book value per common share -
  diluted                                $27.47       $28.20       $24.97       $24.12          $23.63        $22.00      $20.72
Book value per common share,
  excluding other accumulated
  comprehensive income - diluted         $23.52       $23.68       $21.77       $21.33          $20.70        $20.00      $19.58



                                                                     At or for the Three Months Ended
                                      -------------------------------------------------------------------------------------------
                                      September 30,  June 30,      March 31,  December 31,   September 30,   June 30,    March 31,
                                           2003         2003         2003        2002            2002          2002         2002
                                      -------------------------------------------------------------------------------------------
Shares outstanding, beginning
  of period                               760.2        700.4        700.3        700.3           701.9         707.8       715.5
Treasury stock                              0.0         59.8          0.1          0.0            (1.6)         (5.9)       (7.7)
                                      -------------------------------------------------------------------------------------------
Shares outstanding, end of period         760.2        760.2        700.4        700.3           700.3         701.9       707.8

Weighted average common shares
  outstanding - basic                     760.1        731.3        700.3        700.3           701.5         704.7       712.1
Dilutive effect of convertible
  securities                                0.0          0.0         22.1         20.6            21.2          28.3        27.1
Dilutive effect of deferred stock
  compensation                              0.8          0.0          0.0          0.0             0.0           0.0         0.0
Dilutive effect of stock options            0.0          0.0          0.0          0.0             0.0           0.9         0.3
                                      -------------------------------------------------------------------------------------------
Weighted average common shares
  outstanding - diluted                   760.9        731.3        722.4        720.9           722.7         733.9       739.5
                                      ===========================================================================================


Policyholder Trust Shares                 372.7        382.4        386.4        390.0           400.6         403.2       409.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total
  capital excluding other accumulated
  comprehensive income (10)                21.4%        22.0%        23.7%        19.2%           15.4%         15.4%       15.5%


(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and settlement payments on derivative instruments not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of settlement payments on derivative instruments not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) After-tax net investment gains and losses excludes settlement payments on derivative instruments not qualifying for hedge accounting treatment of $23 million, $8 million, $5 million, $7 million, $12 million, $1 million and $1 million for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002
      and March 31, 2002, respectively.

(3) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(4) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit ($0.037 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit ($0.047 per diluted share) from a revision of the estimate of income taxes for 2002.

(5) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(6) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax ($0.23 per diluted share) charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax ($0.03 per diluted share) reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax ($0.02 per diluted share) reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(7) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax ($0.04 per diluted share) reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(8) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax ($0.07 per diluted share) charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(9) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

(10) Adjusted long-term debt at September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31,
      2002, consists of $4,912 million, $4,917 million, $4,919 million, $3,899 million, $2,911 million, $2,903 million and $2,898 million, of long-term debt, respectively, and $36 million, $35 million, $49 million, $47 million, $52 million, $0 million and $0 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term and company obligated mandatorily redeemable capital securities.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                   As of
                                           ----------------------------------------------------------------------------------------
                                            September 30,  June 30,   March 31,   December 31,  September 30,  June 30,   March 31,
Unaudited (Dollars in millions)                 2003         2003       2003          2002          2002         2002        2002
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS (1)
INVESTMENTS
-----------
   Fixed maturities available-for-sale,
     at fair value                           $159,940      $158,822   $144,341      $140,288      $132,906     $123,796   $118,236
   Equity securities, at fair value             1,659         1,617      1,474         1,613         2,212        1,932      1,735
   Mortgage loans on real estate               25,535        25,289     25,046        25,086        23,885       23,733     23,684
   Real estate and real estate joint
     ventures                                   5,364         4,585      4,569         4,725         5,663        5,963      5,862
   Policy loans                                 8,668         8,627      8,615         8,580         8,366        8,316      8,310
   Other limited partnership interests          2,450         2,406      2,299         2,395         1,747        1,785      1,817
   Short-term investments                       2,718         2,640      3,188         1,921         2,658        2,233      2,410
   Other invested assets                        4,617         4,261      3,948         3,727         3,214        3,271      3,512
                                           ----------------------------------------------------------------------------------------
                                              210,951       208,247    193,480       188,335       180,651      171,029    165,566

Cash and cash equivalents                       5,372         5,714      4,938         2,323         3,647        3,563      4,024
Accrued investment income                       2,265         2,241      2,179         2,088         2,224        2,215      2,186
Premiums and other receivables                  7,133         7,512      6,795         6,472         7,400        7,345      7,284
Deferred policy acquisition costs              12,367        11,899     11,889        11,727        11,553       11,774     11,436
Goodwill and other intangible assets              654           652        745           753           792          807        648
Other                                           6,243         6,097      6,276         6,035         5,731        5,267      5,078
Separate account assets                        69,998        67,460     60,620        59,693        56,049       59,283     62,538
                                           ----------------------------------------------------------------------------------------
                                             $314,983      $309,822   $286,922      $277,426      $268,047     $261,283   $258,760
                                           ========================================================================================

LIABILITIES AND EQUITY (1)
LIABILITIES
-----------
Future policy benefits                        $95,095       $95,360    $92,744       $91,697       $89,734      $88,200    $86,020
Policyholder account balances                  74,857        72,207     69,060        66,830        65,011       63,005     60,236
Short-term debt                                 2,935         3,443      2,441         1,161           878           52        546
Long-term debt                                  5,703         5,562      5,481         4,425         3,428        3,436      3,434
Shares subject to mandatory
  redemption                                      277             0          0             0             0            0          0
Payables under securities loaned
  transactions                                 24,666        23,028     19,566        17,862        16,251       13,486     13,665
Other                                          20,547        21,862     18,694        17,108        18,356       16,417     15,743
Separate account liabilities                   69,998        67,460     60,620        59,693        56,049       59,283     62,538
                                           ----------------------------------------------------------------------------------------
                                              294,078       288,922    268,606       258,776       249,707      243,879    242,182
                                           ----------------------------------------------------------------------------------------
Company-obligated mandatorily
   redeemable capital securities                    0           277        277         1,265         1,263        1,260      1,258
                                           ----------------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                          8             8          8             8             8            8          8
Capital in excess of par value                 14,960        14,956     14,952        14,968        14,967       14,967     14,966
Retained earnings                               3,667         3,093      3,169         2,807         2,393        2,065      1,678
Treasury stock                                   (739)         (740)    (2,402)       (2,405)       (2,405)      (2,365)    (2,174)
Accumulated other comprehensive
  income                                        3,009         3,306      2,312         2,007         2,114        1,469        842
                                           ----------------------------------------------------------------------------------------
                                               20,905        20,623     18,039        17,385        17,077       16,144     15,320
                                           ----------------------------------------------------------------------------------------
                                             $314,983      $309,822   $286,922      $277,426      $268,047     $261,283   $258,760
                                           ========================================================================================

(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS
AND TOTAL COMPANY HEADCOUNT

                                                                        For the Three Months Ended
                                          ---------------------------------------------------------------------------------------
                                           September 30, June 30,     March 31,   December 31  September 30,  June 30,   March 31,
Unaudited (Dollars in millions)                2003        2003         2003         2002         2002         2002        2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                      $5,079      $5,083       $4,832       $5,223       $4,672       $4,697      $4,486
Universal life and investment-type
  product policy fees                            623         603          572          586          591          518         452
Investment income, net                         2,914       2,889        2,899        2,964        2,839        2,861       2,789
Other revenues                                   335         355          298          301          320          343         367
                                          ---------------------------------------------------------------------------------------
                                               8,951       8,930        8,601        9,074        8,422        8,419       8,094
                                          ---------------------------------------------------------------------------------------

EXPENSES (1)
Policyholder benefits and
  dividends                                    5,651       5,472        5,456        5,737        5,243        5,370       5,115
Interest credited to policyholder
  account balances                               767         761          747          773          736          727         714
Interest expense                                 104         112          116           98           95           93          94
Other expenses                                 1,585       1,732        1,637        1,987        1,611        1,483       1,560
                                          ---------------------------------------------------------------------------------------
                                               8,107       8,077        7,956        8,595        7,685        7,673       7,482
                                          ---------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                               844         853          645          479          737          746         611
Provision for income taxes                       228         233          199          141          235          242         211
                                          ---------------------------------------------------------------------------------------
OPERATING EARNINGS                              $616 (2)    $620 (3)     $446         $338 (4)     $502         $504 (5)    $400 (6)
                                          ---------------------------------------------------------------------------------------


NET INCOME RECONCILIATION
----------------------------------
Operating earnings                              $616        $620         $446         $338         $502         $504        $400
    Net investment gains (losses)               (151)        (54)        (170)         310         (286)        (266)       (105)
    Minority interest - net investment
      gains (losses)                              (2)         (2)           4            2           (1)           4           1
    Adjustments to net investment gains
      (losses) (7)                                39           0           38           43           16           73          13
    Net investment gains (losses) tax
      benefit (provision)                         72          16           44         (132)         102           72          15
                                          ---------------------------------------------------------------------------------------
After-tax net investment gains (losses)          (42)        (40)         (84)         223         (169)        (117)        (76)
Cumulative effect of accounting change
  for SFAS 142                                     0           0            0            0           (5)           0           5
                                          ---------------------------------------------------------------------------------------
Net income                                      $574        $580         $362         $561         $328         $387        $329
                                          =======================================================================================

                                                                        For the Three Months Ended
                                          ---------------------------------------------------------------------------------------
                                           September 30, June 30,     March 31,   December 31  September 30,  June 30,   March 31,
                                               2003        2003         2003         2002         2002         2002        2002
                                          ---------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT

DOMESTIC
    SALES
      Individual (8)(9)                       11,747      11,949       12,030       12,580       12,678       12,784      12,570
      Institutional                              802         809          735          720          731          687         672
      Auto & Home(8)                              77          78           83           76           61           57          62
      Asset Management                            68          69           72           68           72           95          99
                                          ---------------------------------------------------------------------------------------
      Total domestic sales                    12,694      12,905       12,920       13,444       13,542       13,623      13,403

    OTHER THAN SALES
      Individual                               2,826       2,843        2,887        2,926        2,966        3,007       2,981
      Institutional                            5,545       5,628        5,633        5,492        5,502        5,519       5,569
      Auto & Home                              3,505       3,497        3,526        3,536        3,491        3,510       3,570
      Reinsurance                                642         637          630          622          621          606         599
      Asset Management                           501         503          516          521          570          630         648
      Operations                               3,874       3,841        3,884        3,815        3,826        3,931       4,039
      Technology                               3,415       3,440        3,488        3,659        3,701        3,685       3,708
      Corporate                                3,350       3,310        3,347        3,390        3,460        3,486       3,499
                                          ---------------------------------------------------------------------------------------
      Total domestic other than sales         23,658      23,699       23,911       23,961       24,137       24,374      24,613
                                          ---------------------------------------------------------------------------------------
    TOTAL DOMESTIC HEADCOUNT                  36,352      36,604       36,831       37,405       37,679       37,997      38,016
                                          ---------------------------------------------------------------------------------------

INTERNATIONAL
    Sales
      Professional sales                       1,240       1,240        1,146        1,146          732          732         732
      Other                                    8,048       7,932        7,894        8,337        8,153        8,289       5,628
    Other than sales                           2,821       2,789        2,761        2,904        2,903        3,069       2,250
                                          ---------------------------------------------------------------------------------------
    TOTAL INTERNATIONAL HEADCOUNT             12,109      11,961       11,801       12,387       11,788       12,090       8,610
                                          ---------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                       48,461      48,565       48,632       49,792       49,467       50,087      46,626
                                          =======================================================================================


(1) Certain amounts in prior periods presented throughout the quarterly financial supplement have been reclassified to conform with current period presentation.

(2) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit from a revision of the estimate of taxes for 2002.

(3) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(4) Operating earnings for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products, a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives, and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(5) Operating earnings for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(6) Operating earnings for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

(7) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

(8) P&C Specialists have been moved from Auto & Home sales headcount to the Individual headcount. Prior periods have been restated to conform with this change in presentation.

(9) Effective August 1, 2003, Nathan & Lewis was merged into Walnut Street Securities. Prior periods have been restated to include Walnut Street Securities representatives.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT SEPTEMBER 30, 2003

                                                                    Insurance       Reinsurance       Asset       Corporate, Other
Unaudited (Dollars in millions)                   Consolidated      Operations       Operations     Management     & Eliminations
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                    $210,951        $190,249           $8,023           $152           $12,527
Deferred policy acquisition costs                      12,367          10,597            1,769              0                 1
Goodwill and other intangible assets                      654             532               99             18                 5
Other                                                  21,013          14,457            1,505            124             4,927
Separate account assets                                69,998          70,003               12              0               (17)
                                                 -------------------------------------------------------------------------------
                                                     $314,983        $285,838          $11,408           $294           $17,443
                                                 ===============================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                                $95,095         $93,247           $3,258             $0           ($1,410)
Policyholder account balances                          74,857          71,261            4,130              0              (534)
Debt                                                    8,638           2,032              394              0             6,212
Shares subject to mandatory redemption                    277               0              158              0               119
Payables under securities loaned transactions          24,666          20,169                0              0             4,497
Other                                                  20,547          12,710            2,698             65             5,074
Separate account liabilities                           69,998          70,003               12              0               (17)
                                                 -------------------------------------------------------------------------------
                                                      294,078         269,422           10,650             65            13,941

Company-obligated mandatorily redeemable
  capital securities                                        0               0                0              0                 0
                                                 -------------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                                  8               0                0              0                 8
Allocated equity (1)                                   18,627          14,017              615            226             3,769
Treasury stock                                           (739)              0                0              0              (739)
Accumulated other comprehensive income                  3,009           2,399              143              3               464
                                                 -------------------------------------------------------------------------------
                                                       20,905          16,416              758            229             3,502
                                                 -------------------------------------------------------------------------------
                                                     $314,983        $285,838          $11,408           $294           $17,443
                                                 =================================================================================


(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

                                                                         Insurance     Reinsurance       Asset     Corporate, Other
Unaudited (Dollars in millions)                           Consolidated   Operations     Operations    Management    & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $5,079         $4,504         $579             $0             ($4)
Universal life and investment-type product policy fees          623            623            0              0               0
Investment income, net                                        2,914          2,711          122             17              64
Other revenues                                                  335            270           11             36              18
                                                          -------------------------------------------------------------------------
                                                              8,951          8,108          712             53              78
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                           5,651          5,179          470              0               2
Interest credited to policyholder account balances              767            720           47              0               0
Other expenses                                                1,689          1,427          168             47              47
                                                          -------------------------------------------------------------------------
                                                              8,107          7,326          685             47              49
                                                          -------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                              844            782           27              6              29
Provision (benefit) for income taxes                            228            268            9              2             (51)
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                             $616 (1)       $514          $18             $4             $80 (1)
                                                          -------------------------------------------------------------------------



NET INCOME RECONCILIATION
---------------------------------
Operating earnings                                             $616           $514          $18             $4             $80
   Net investment gains (losses)                               (151)          (126)           5              2             (32)
   Minority interest - net investment gains (losses)             (2)             0           (2)             0               0
   Adjustments to net investment gains (losses) (2)              39             39            0              0               0
   Net investment gains (losses) tax benefit (provision)         72             49           (2)             0              25
                                                          -------------------------------------------------------------------------
After-tax net investment gains (losses)                         (42)           (38)           1              2              (7)
                                                          -------------------------------------------------------------------------
Net income                                                     $574           $476          $19             $6             $73
                                                          =========================================================================


(1) Consolidated and Corporate, Other & Eliminations operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002

                                                                         Insurance     Reinsurance       Asset     Corporate, Other
Unaudited (Dollars in millions)                           Consolidated   Operations     Operations    Management    & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $4,672       $4,218          $461            $0             ($7)
Universal life and investment-type
  product policy fees                                           591          591             0             0               0
Investment income, net                                        2,839        2,752            95            17             (25)
Other revenues                                                  320          262            16            37               5
                                                          -------------------------------------------------------------------------
                                                              8,422        7,823           572            54             (27)
                                                          -------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                           5,243        4,900           343             0               0
Interest credited to policyholder
  account balances                                              736          705            31             0               0
Other expenses                                                1,706        1,382           162            53             109
                                                          -------------------------------------------------------------------------
                                                              7,685        6,987           536            53             109
                                                          -------------------------------------------------------------------------

Operating earnings (loss) before provision
  (benefit) for income taxes                                    737          836            36             1            (136)
Provision (benefit) for income taxes                            235          288            13             0             (66)
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                      $502         $548           $23            $1            ($70)
                                                          -------------------------------------------------------------------------


NET INCOME RECONCILIATION
-----------------------------------
Operating earnings (loss)                                      $502         $548           $23            $1            ($70)
     Net investment gains (losses)                             (286)        (246)            4            (1)            (43)
     Minority interest - net investment
       gains (losses)                                            (1)           0            (1)            0               0
     Adjustments to net investment gains
       (losses) (1)                                              16           16             0             0               0
     Net investment gains (losses) tax
       benefit (provision)                                      102           85            (1)            0              18
                                                          -------------------------------------------------------------------------
After-tax net investment gains (losses)                        (169)        (145)            2            (1)            (25)
Cumulative effect of accounting change for SFAS 142              (5)          (5)            0             0               0
                                                          -------------------------------------------------------------------------
Net income (loss)                                              $328         $398           $25            $0            ($95)
                                                          =========================================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                                                         Insurance     Reinsurance       Asset     Corporate, Other
Unaudited (Dollars in millions)                           Consolidated   Operations     Operations    Management    & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $14,994        13,288         $1,719           $0          ($13)
Universal life and investment-type
  product policy fees                                         1,798         1,798              0            0             0
Investment income, net                                        8,702         8,125            353           49           175
Other revenues                                                  988           806             35          102            45
                                                          -------------------------------------------------------------------------
                                                             26,482        24,017          2,107          151           207
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          16,579        15,206          1,369            0             4
Interest credited to policyholder
  account balances                                            2,275         2,140            135            0             0
Other expenses                                                5,286         4,448            516          134           188
                                                          -------------------------------------------------------------------------
                                                             24,140        21,794          2,020          134           192
                                                          -------------------------------------------------------------------------

Operating earnings before provision
  (benefit) for income taxes                                  2,342         2,223             87           17            15
Provision (benefit) for income taxes                            660           717             30            7           (94)
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS                                           $1,682 (1)    $1,506 (2)        $57          $10          $109 (3)
                                                          -------------------------------------------------------------------------


NET INCOME RECONCILIATION
-----------------------------------
Operating earnings                                           $1,682        $1,506            $57          $10          $109
     Net investment gains (losses)                             (375)         (290)             6           10          (101)
     Minority interest - net investment
       gains (losses)                                             0             0              0            0             0
     Adjustments to net investment gains
       (losses) (4)                                              77            77              0            0             0
     Net investment gains (losses) tax
       benefit (provision)                                      132            91             (2)          (3)           46
                                                          -------------------------------------------------------------------------
After-tax net investment gains (losses)                        (166)         (122)             4            7           (55)
                                                          -------------------------------------------------------------------------
Net income                                                   $1,516        $1,384            $61          $17           $54
                                                          =========================================================================


(1) Consolidated operating earnings for the nine months ended September 30, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, a $31 million after-tax charge related to previously deferred expenses, and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Insurance Operations operating earnings for the nine months ended September 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(3) Corporate, Other & Eliminations operating earnings for the nine months ended September 30, 2003 includes a $92 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement, and a $36 million tax benefit from a revision of the estimate of income taxes for 2002.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                                                         Insurance     Reinsurance       Asset     Corporate, Other
Unaudited (Dollars in millions)                           Consolidated   Operations     Operations    Management    & Eliminations
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                    $13,855       $12,462         $1,408            $0          ($15)
Universal life and investment-type product policy fees        1,561         1,561              0             0             0
Investment income, net                                        8,489         8,112            296            46            35
Other revenues                                                1,030           842             35           127            26
                                                          -------------------------------------------------------------------------
                                                             24,935        22,977          1,739           173            46
                                                          -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          15,728        14,599          1,128             0             1
Interest credited to policyholder account balances            2,177         2,080             97             0             0
Other expenses                                                4,936         4,018            415           162           341
                                                          -------------------------------------------------------------------------
                                                             22,841        20,697          1,640           162           342
                                                          -------------------------------------------------------------------------

Operating earnings (loss) before
  provision (benefit) for income taxes                        2,094         2,280             99            11          (296)
Provision (benefit) for income taxes                            688           795             35             4          (146)
                                                          -------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                    $1,406 (1)    $1,485            $64            $7         ($150) (1)
                                                          -------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
-----------------------------------
Operating earnings (loss)                                    $1,406        $1,485            $64            $7         ($150)
   Net investment gains (losses)                               (657)         (655)             6            (5)           (3)
   Minority interest - net investment gains (losses)              4             0              4             0             0
   Adjustments to net investment gains (losses) (2)             102           102              0             0             0
   Net investment gains (losses) tax benefit (provision)        189           197             (4)            2            (6)
                                                          -------------------------------------------------------------------------
After-tax net investment gains (losses)                        (362)         (356)             6            (3)           (9)
                                                          -------------------------------------------------------------------------
Net income (loss)                                            $1,044        $1,129            $70            $4         ($159)
                                                          =========================================================================




(1) Consolidated operating earnings and Corporate, Other & Eliminations operating loss for the nine months ended September 30, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business, as well as a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(2) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                           For the Three Months Ended
                                            --------------------------------------------------------------------------------------
                                             September 30,  June 30,    March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                   2003         2003        2003        2002           2002        2002      2002
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                        $4,504       $4,500      $4,284      $4,630         $4,218       $4,229    $4,015
Universal life and investment-type
  product policy fees                              623          603         572         586            591          517       453
Investment income, net                           2,711        2,710       2,704       2,802          2,752        2,724     2,636
Other revenues                                     270          291         245         225            262          270       310
                                            --------------------------------------------------------------------------------------
                                                 8,108        8,104       7,805       8,243          7,823        7,740     7,414
                                            --------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends              5,179        5,006       5,021       5,287          4,900        4,983     4,716
Interest credited to policyholder
  account balances                                 720          716         704         724            705          696       679
Capitalization of deferred policy
  acquisition costs                               (517)        (502)       (476)       (480)          (473)        (434)     (417)
Amortization of deferred policy
  acquisition costs                                339          415         344         379            393          308       284
Other expenses                                   1,605        1,684       1,556       1,543          1,462        1,442     1,453
                                            --------------------------------------------------------------------------------------
                                                 7,326        7,319       7,149       7,453          6,987        6,995     6,715
                                            --------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                                 782          785         656         790            836          745       699
Provision for income taxes                         268          230         219         268            288          261       246
                                            --------------------------------------------------------------------------------------
OPERATING EARNINGS                                $514         $555 (1)    $437        $522 (2)       $548         $484      $453
                                            --------------------------------------------------------------------------------------


NET INCOME RECONCILIATION
-----------------------------------
Operating earnings                                $514         $555        $437        $522           $548         $484      $453
      Net investment gains (losses)               (126)         (23)       (141)        209           (246)        (281)     (128)
      Adjustments to net investment
        gains (losses) (3)                          39            0          38          39             16           73        13
      Net investment gains (losses) tax
        benefit (provision)                         49            5          37         (98)            85           85        27
                                            --------------------------------------------------------------------------------------
After-tax net investment gains (losses)            (38)         (18)        (66)        150           (145)        (123)      (88)
Cumulative effect of accounting change
  for SFAS 142                                       0            0           0           0             (5)           0         5
                                            --------------------------------------------------------------------------------------
Net income                                        $476         $537        $371        $672           $398         $361      $370
                                            ======================================================================================


(1) Operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies.

(3) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003

                                           Insurance     Institutional     Individual       Auto &      International
Unaudited (Dollars in millions)            Operations       Operations     Operations        Home         Operations
---------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $4,504          $2,260          $1,064           $735           $445
Universal life and investment-type
  product policy fees                           623             167             386              0             70
Investment income, net                        2,711           1,003           1,550             39            119
Other revenues                                  270             144              96             10             20
                                           --------------------------------------------------------------------------
                                              8,108           3,574           3,096            784            654
                                           --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           5,179           2,523           1,703            543            410
Interest credited to policyholder
  account balances                              720             234             452              0             34
Capitalization of deferred policy
  acquisition costs                            (517)            (53)           (280)          (112)           (72)
Amortization of deferred policy
  acquisition costs                             339              30             162            106             41
Other expenses                                1,605             430             795            193            187
                                           --------------------------------------------------------------------------
                                              7,326           3,164           2,832            730            600
                                           --------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                              782             410             264             54             54
Provision for income taxes                      268             146              93             12             17
                                           --------------------------------------------------------------------------
OPERATING EARNINGS                             $514            $264            $171            $42            $37
                                           --------------------------------------------------------------------------


NET INCOME RECONCILIATION
---------------------------------
Operating earnings                             $514            $264            $171            $42            $37
   Net investment gains (losses)               (126)            (59)            (77)             2              8
   Adjustments to net investment gains
     (losses) (1)                                39               0              39              0              0
   Net investment gains (losses) tax
     benefit (provision)                         49              23              21             (1)             6
                                           --------------------------------------------------------------------------
After-tax net investment gains (losses)         (38)            (36)            (17)             1             14
                                           --------------------------------------------------------------------------
Net income                                     $476            $228            $154            $43            $51
                                           ==========================================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002

                                           Insurance     Institutional     Individual       Auto &      International
Unaudited (Dollars in millions)            Operations       Operations     Operations        Home         Operations
---------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $4,218          $2,046          $1,080           $711           $381
Universal life and investment-type
  product policy fees                          591             152             375              0             64
Investment income, net                       2,752             970           1,605             44            133
Other revenues                                 262             154              95             11              2
                                           --------------------------------------------------------------------------
                                             7,823           3,322           3,155            766            580
                                           --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends          4,900           2,360           1,681            497            362
Interest credited to policyholder
  account balances                             705             236             437              0             32
Capitalization of deferred policy
  acquisition costs                           (473)            (35)           (262)          (116)           (60)
Amortization of deferred policy
  acquisition costs                            393               9             247            113             24
Other expenses                               1,462             389             698            208            167
                                           --------------------------------------------------------------------------
                                             6,987           2,959           2,801            702            525
                                           --------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                             836             363             354             64             55
Provision for income taxes                     288             129             128             16             15
                                           --------------------------------------------------------------------------
OPERATING EARNINGS                            $548            $234            $226            $48            $40
                                           --------------------------------------------------------------------------


NET INCOME RECONCILIATION
---------------------------------
Operating earnings                            $548            $234            $226            $48            $40
   Net investment gains (losses)              (246)           (199)            (45)            (8)             6
   Adjustments to net investment gains
     (losses) (1)                               16              (2)             18              0              0
   Net investment gains (losses) tax
     benefit (provision)                        85              72              11              3             (1)
                                           --------------------------------------------------------------------------
After-tax net investment gains (losses)       (145)           (129)            (16)            (5)             5
Cumulative effect of accounting
   change for SFAS 142                          (5)              0               0              0             (5)
                                           --------------------------------------------------------------------------
Net income                                    $398            $105            $210            $43            $40
                                           ==========================================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

                                           Insurance     Institutional     Individual       Auto &      International
Unaudited (Dollars in millions)            Operations       Operations     Operations        Home         Operations
---------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $13,288          $6,730          $3,160        $2,168         $1,230
Universal life and investment-type
  product policy fees                         1,798             482           1,124             0            192
Investment income, net                        8,125           2,991           4,642           119            373
Other revenues                                  806             438             291            23             54
                                           --------------------------------------------------------------------------
                                             24,017          10,641           9,217         2,310          1,849
                                           --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends          15,206           7,501           5,020         1,604          1,081
Interest credited to policyholder
  account balances                            2,140             686           1,347             0            107
Capitalization of deferred policy
  acquisition costs                          (1,495)           (144)           (820)         (334)          (197)
Amortization of deferred policy
  acquisition costs                           1,098              74             544           328            152
Other expenses                                4,845           1,369           2,381           578            517
                                           --------------------------------------------------------------------------
                                             21,794           9,486           8,472         2,176          1,660
                                           --------------------------------------------------------------------------
Operating earnings before provision
  for income taxes                            2,223           1,155             745           134            189
Provision for income taxes                      717             412             263            20             22
                                           --------------------------------------------------------------------------
OPERATING EARNINGS                           $1,506 (1)        $743            $482 (2)      $114           $167 (3)
                                           --------------------------------------------------------------------------


NET INCOME RECONCILIATION
---------------------------------
Operating earnings                           $1,506            $743            $482          $114           $167
   Net investment gains (losses)               (290)           (138)           (155)           (4)             7
   Adjustments to net investment gains
     (losses) (4)                                77               0              77             0              0
   Net investment gains (losses) tax
     benefit (provision)                         91              52              35             1              3
                                           --------------------------------------------------------------------------
After-tax net investment gains (losses)        (122)            (86)            (43)           (3)            10
                                           --------------------------------------------------------------------------
Net income                                   $1,384            $657            $439          $111           $177
                                           ==========================================================================


(1) Insurance Operations operating earnings for the nine months ended September 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

(2) Individual Operations operating earnings for the nine months ended September 30, 2003 includes a $31 million after-tax charge related to previously deferred expenses.

(3) International Operations operating earnings for the nine months ended September 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

(4) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002

                                           Insurance     Institutional     Individual       Auto &      International
Unaudited (Dollars in millions)            Operations       Operations     Operations        Home         Operations
---------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                     $12,462         $6,069          $3,258         $2,105        $1,030
Universal life and investment-type
 product policy fees                           1,561            471           1,012              0            78
Investment income, net                         8,112          2,958           4,716            135           303
Other revenues                                   842            482             325             27             8
                                           --------------------------------------------------------------------------
                                              22,977          9,980           9,311          2,267         1,419
                                           --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends           14,599          7,026           5,096          1,509           968
Interest credited to policyholder
 account balances                              2,080            696           1,332              0            52
Capitalization of deferred policy
 acquisition costs                            (1,324)          (108)           (764)          (312)         (140)
Amortization of deferred policy
 acquisition costs                               985             37             561            314            73
Other expenses                                 4,357          1,213           2,153            604           387
                                           --------------------------------------------------------------------------
                                              20,697          8,864           8,378          2,115         1,340
                                           --------------------------------------------------------------------------

Operating earnings before provision
 for income taxes                              2,280          1,116             933            152            79
Provision for income taxes                       795            397             337             38            23
                                           --------------------------------------------------------------------------
OPERATING EARNINGS                            $1,485           $719            $596           $114           $56
                                           --------------------------------------------------------------------------


NET INCOME RECONCILIATION
---------------------------------
Operating earnings                            $1,485           $719            $596           $114           $56
   Net investment losses                        (655)          (390)           (217)           (40)           (8)
   Adjustments to net investment
    gains (losses) (1)                           102             (2)            104              0             0
   Net investment losses tax benefit
    (provision)                                  197            145              43             14            (5)
                                           --------------------------------------------------------------------------
After-tax net investment losses                 (356)          (247)            (70)           (26)          (13)
                                           --------------------------------------------------------------------------
Net income                                    $1,129           $472            $526            $88           $43
                                           ==========================================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                        For the Three Months Ended
                                       ------------------------------------------------------------------------------------------
                                       September 30,  June 30,    March 31,     December 31,   September 30,  June 30,  March 31,
Group Life                                 2003         2003        2003           2002            2002         2002      2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $1,167       $1,175      $1,163         $1,170          $1,141       $1,091    $1,089
Universal life and investment-type
  product policy fees                        167          154         161            152             152          172       147
Investment income, net                       262          248         242            246             245          241       242
Other revenues                                17           13          16              7              13           10        14
                                       -----------------------------------------------------------------------------------------
                                           1,613        1,590       1,582          1,575           1,551        1,514     1,492
                                       -----------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends        1,237        1,229       1,234          1,208           1,201        1,171     1,178
Interest credited to policyholder
  account balances                           113          104         106            110             107          106       102
Other expenses                               116          133         121            128             111          121       105
                                       -----------------------------------------------------------------------------------------
                                           1,466        1,466       1,461          1,446           1,419        1,398     1,385
                                       -----------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                           147          124         121            129             132          116       107
Provision for income taxes                    53           45          43             47              48           42        39
                                       -----------------------------------------------------------------------------------------
OPERATING EARNINGS                           $94          $79         $78            $82             $84          $74       $68
                                       -----------------------------------------------------------------------------------------


After-tax net investment gains
  (losses)                                     3           (8)        (13)           (15)            (52)         (50)      (22)
                                       -----------------------------------------------------------------------------------------
Net income                                   $97          $71         $65            $67             $32          $24       $46
                                       =========================================================================================

                                                                        For the Three Months Ended
                                       ------------------------------------------------------------------------------------------
                                       September 30,  June 30,    March 31,     December 31,   September 30,  June 30,  March 31,
Retirement & Savings                       2003         2003        2003           2002            2002         2002      2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                   $289         $351        $174           $257            $200         $388       $98
Universal life and investment-type
  product policy fees                         0            0           0              0               0            0         0
Investment income, net                      653          674         642            674             641          673       655
Other revenues                               48           52          45             46              55           62        70
                                       ----------------------------------------------------------------------------------------
                                            990        1,077         861            977             896        1,123       823
                                       ----------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends         641          681         531            627             547          723       443
Interest credited to policyholder
  account balances                          121          124         118            126             129          126       126
Other expenses                               68           87          86             41              63           68        81
                                       ----------------------------------------------------------------------------------------
                                            830          892         735            794             739          917       650
                                       ----------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                          160          185         126            183             157          206       173
Provision for income taxes                   56           65          44             63              54           71        59
                                       ----------------------------------------------------------------------------------------
OPERATING EARNINGS                         $104         $120         $82           $120 (1)        $103         $135      $114
                                       ----------------------------------------------------------------------------------------

After-tax net investment gains
  (losses)                                  (48)           2         (25)            52             (69)          10       (44)
                                       ----------------------------------------------------------------------------------------
Net income                                  $56         $122         $57           $172             $34         $145       $70
                                       ========================================================================================

                                                                        For the Three Months Ended
                                       ------------------------------------------------------------------------------------------
                                       September 30,  June 30,    March 31,     December 31,   September 30,  June 30,  March 31,
Non-Medical Health & Other                 2003         2003        2003           2002            2002         2002      2002
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $804         $808        $799           $750            $705         $679      $678
Universal life and investment-type
  product policy fees                        0            0           0              0               0            0         0
Investment income, net                      88           87          95             85              84           89        88
Other revenues                              79           87          81             74              86           84        88
                                       ---------------------------------------------------------------------------------------
                                           971          982         975            909             875          852       854
                                       ---------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends        645          650         653            593             612          581       570
Interest credited to policyholder
  account balances                           0            0           0              0               0            0         0
Other expenses                             223          236         229            220             189          205       199
                                       ---------------------------------------------------------------------------------------
                                           868          886         882            813             801          786       769
                                       ---------------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                         103           96          93             96              74           66        85
Provision for income taxes                  37           35          34             36              27           25        32
                                       ---------------------------------------------------------------------------------------
OPERATING EARNINGS                         $66          $61         $59            $60 (1)         $47          $41       $53
                                       ----------------------------------------------------------------------------------------

After-tax net investment gains
  (losses)                                   9            0          (6)           (12)             (8)         (20)        8
                                       ---------------------------------------------------------------------------------------
Net income                                 $75          $61         $53            $48             $39          $21       $61
                                       =======================================================================================


(1) Operating earnings for the three months ended December 31, 2002 includes a $20 million after-tax benefit in Retirement & Savings for the reduction of a previously established liability associated with the 2001 business realignment initiatives, as well as a $17 million after-tax benefit in Non-Medical Health & Other for the reduction of a previously established disability insurance liability associated with the September 11, 2001 tragedies.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION


                                                                          For the Three Months Ended
                                             -------------------------------------------------------------------------------
                                              September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                   2003       2003      2003       2002          2002       2002      2002
----------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT

Group Life                                        $1,351    $1,342    $1,340      $1,329       $1,306     $1,273    $1,250
Retirement & Savings                                 337       403       219         303          255        450       168
Non-Medical Health & Other                           883       895       880         824          791        763       766
                                             -------------------------------------------------------------------------------
Total Premiums, Fees and Other Revenues           $2,571    $2,640    $2,439      $2,456       $2,352     $2,486    $2,184
                                             ===============================================================================

Group Disability (Included in
  Non-Medical Health & Other)                       $227      $238      $241        $236         $210       $212      $198

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
    Term Life                                      91.3%     92.0%     93.2%       92.4%        93.3%      94.4%     94.5%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
    Group Disability (1)                           99.8%     95.1%     96.5%       97.7%        97.5%      99.5%     97.2%


(1) In the third quarter of 2001, the Company established a group disability insurance liability as a result of the September 11th tragedies. The group disability incurred loss ratio for all periods reflects the release of such liabilities against incurred claims stemming from the events of September 11th. The fourth quarter 2002 incurred loss ratio excludes the impact of a $17 million after-tax reduction of such liability not stemming from claims activity. Including the impact of this reduction in the liability, the fourth quarter 2002 incurred loss ratio was 88.7%.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Group Life                        2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period     $14,189     $13,993   $13,756    $13,269       $13,004     $12,800    $12,475
          Premiums and deposits              2,728       2,676     2,877      2,673         2,251       2,536      2,018
          Interest on reserves                 141         134       136        139           137         135        134
          Surrenders and withdrawals        (1,078)     (1,103)   (1,426)      (909)         (760)       (978)      (456)
          Benefit payments                  (1,238)     (1,197)   (1,223)      (950)       (1,198)     (1,165)    (1,175)
          Other                               (289)       (314)     (127)      (466)         (165)       (324)      (196)
                                       ----------------------------------------------------------------------------------
          Balance, end of period           $14,453     $14,189   $13,993    $13,756       $13,269     $13,004    $12,800
                                       ==================================================================================

                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Retirement & Savings              2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period     $39,111     $36,206   $35,548    $35,553       $34,618     $33,313    $33,502
          Premiums and deposits              3,156       3,040     1,060      1,387         1,907       2,281      1,465
          Interest on reserves                 526         526       518        525           526         522        523
          Surrenders and withdrawals        (1,396)     (1,113)     (602)    (1,943)       (1,598)       (996)    (1,331)
          Benefit payments                    (471)       (521)     (465)      (540)         (486)       (439)      (422)
          Other                               (735)        973       147        566           586         (63)      (424)
                                       ----------------------------------------------------------------------------------
          Balance, end of period           $40,191     $39,111   $36,206    $35,548       $35,553     $34,618    $33,313
                                       ==================================================================================


                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Non-Medical Health & Other        2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period      $4,552      $4,483    $4,396     $4,349        $4,286      $4,227     $4,169
          Premiums and deposits                727         728       736        699           662         645        638
          Interest on reserves                  56          55        55         58            57          56         56
          Surrenders and withdrawals            17          24        12         18            22           9         18
          Benefit payments                    (591)       (591)     (609)      (558)         (589)       (562)      (553)
          Other                               (140)       (147)     (107)      (170)          (89)        (89)      (101)
                                       ----------------------------------------------------------------------------------
          Balance, end of period            $4,621      $4,552    $4,483     $4,396        $4,349      $4,286     $4,227
                                       ==================================================================================



SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Group Life                        2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period      $6,953      $6,376    $6,011     $5,529        $5,770      $5,860     $5,551
          Premiums and deposits                298         169       299      1,033           248         363        785
          Investment performance                23         582       175        270          (291)       (278)       105
          Surrenders and withdrawals          (323)       (174)     (109)      (821)         (198)       (175)      (581)
                                       ----------------------------------------------------------------------------------
          Balance, end of period            $6,951      $6,953    $6,376     $6,011        $5,529      $5,770     $5,860
                                       ==================================================================================

                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Retirement & Savings              2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period     $26,526     $25,105   $24,775    $23,593       $23,050     $23,804    $24,667
          Premiums and deposits                726       1,008       752      1,087           996         547        760
          Investment performance               206       1,481       393        884           316        (232)        38
          Surrenders and withdrawals          (874)     (1,050)     (793)      (772)         (753)     (1,047)    (1,639)
          Policy charges                       (14)        (18)      (22)       (17)          (16)        (22)       (22)
                                       ----------------------------------------------------------------------------------
          Balance, end of period           $26,570     $26,526   $25,105    $24,775       $23,593     $23,050    $23,804
                                       ==================================================================================

                                                                    For the Three Months Ended
                                       ----------------------------------------------------------------------------------
                                        September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
          Non-Medical Health & Other        2003        2003      2003       2002         2002         2002       2002
          ---------------------------------------------------------------------------------------------------------------
          Balance, beginning of period      $1,348      $1,241    $1,150     $1,086        $1,042      $1,015       $962
          Premiums and deposits                 76          80        63         51            43          35         39
          Investment performance                63          58        47         38            26          11         39
          Surrenders and withdrawals           (17)        (23)      (12)       (18)          (22)         (9)       (18)
          Policy charges                        (8)         (8)       (7)        (7)           (3)        (10)        (7)
                                       ----------------------------------------------------------------------------------
          Balance, end of period            $1,462      $1,348    $1,241     $1,150        $1,086      $1,042     $1,015
                                       ==================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
INSURANCE EXPENSES RATIO
AND OTHER EXPENSES BY MAJOR CATEGORY


                                                                            For the Three Months Ended
                                                 ------------------------------------------------------------------------------
                                                  September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                       2003        2003      2003       2002          2002       2002     2002
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES TO PREMIUMS, FEES
    AND OTHER REVENUES RATIO

Insurance Expenses                                     $356        $401      $382       $371          $322       $355     $347
                                                 ==============================================================================

Premiums, Fees and Other Revenues                    $2,571      $2,640    $2,439     $2,456        $2,352     $2,486   $2,184
                                                 ==============================================================================

RATIO                                                  13.8%      15.2%      15.7%      15.1%         13.7%      14.3%    15.9%


OTHER EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                          $303        $327      $320       $333          $275       $296     $300
Pension and other post-retirement benefit costs          23          35        26          3            12         12       12
Premium taxes and other taxes, licenses and fees         30          39        36         35            35         47       35
                                                 ------------------------------------------------------------------------------

Subtotal Insurance Expenses                            $356        $401      $382       $371          $322       $355     $347

Commissions and other expenses                           51          55        54         48            41         39       38
4th quarter 2001 charges(1)                               0           0         0        (30)            0          0        0
                                                 ------------------------------------------------------------------------------

Total Other Expenses                                   $407        $456      $436       $389          $363       $394     $385
                                                 ==============================================================================

(1) In the fourth quarter, of 2001 the Company undertook several realignment initiatives that resulted in a liability of $399 million. In the fourth quarter of 2002, $30 million of this liability was released.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED


                                                           For the Three Months Ended
                           ---------------------------------------------------------------------------------
                            September 30,  June 30, March 31, December 31, September 30, June 30,  March 31,
Group Life                      2003         2003     2003       2002          2002       2002       2002
------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield         5.83%        5.57%    5.62%       5.98%        6.07%       6.05%      6.21%
Average crediting rate          3.85%        3.72%    3.87%       4.08%        4.16%       4.16%      4.33%
                           ---------------------------------------------------------------------------------
    Spread                      1.98%        1.85%    1.75%       1.90%        1.91%       1.89%      1.88%
                           =================================================================================




                                                           For the Three Months Ended
                           ---------------------------------------------------------------------------------
                            September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Retirement & Savings            2003         2003     2003       2002          2002       2002      2002
------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield         6.82%        7.37%     7.22%      7.63%        7.33%       7.79%      7.80%
Average crediting rate          5.62%        5.92%     6.05%      6.12%        6.11%       6.21%      6.36%
                           --------------------------------------------------------------------------------
    Spread                      1.20%        1.45%     1.17%      1.51%        1.22%       1.58%      1.44%
                           ================================================================================


                                                           For the Three Months Ended
                           --------------------------------------------------------------------------------
                            September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Non-Medical Health & Other      2003         2003     2003       2002          2002       2002      2002
-----------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY SEGMENT (%)
Investment income yield         6.49%        6.60%    7.27%       7.41%         7.54%      7.81%      8.00%
Average crediting rate          5.43%        5.49%    5.52%       5.86%         5.89%      5.87%      6.05%
                           --------------------------------------------------------------------------------
    Spread                      1.06%        1.11%    1.75%       1.55%         1.65%      1.94%      1.95%
                           ================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)


                                                                       For the Three Months Ended
                                        -----------------------------------------------------------------------------------
                                         September 30,  June 30, March 31,   December 31, September 30, June 30,  March 31,
Traditional Life                            2003         2003      2003          2002        2002         2002      2002
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                    $1,037      $1,025      $1,010    $1,197        $1,064       $1,049    $1,040
Universal life and investment-type
  product policy fees                            0           0           0         0             0            0         0
Investment income, net                         847         846         869       877           900          891       873
Other revenues                                   0          10           0        (3)            4            4         6
                                        -----------------------------------------------------------------------------------
                                             1,884       1,881       1,879     2,071         1,968        1,944     1,919
                                        -----------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends          1,564       1,512       1,529     1,710         1,569        1,576     1,539
Interest credited to policyholder
  account balances                               0           0           0         0             0            0         0
Capitalization of deferred policy
  acquisition costs                            (39)        (43)        (47)      (52)          (42)         (51)      (49)
Amortization of deferred policy
  acquisition costs                             56          62          58        47            66           62        65
Other expenses                                 200         233         221       223           175          205       210
                                        -----------------------------------------------------------------------------------
                                             1,781       1,764       1,761     1,928         1,768        1,792     1,765
                                        -----------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                             103         117         118       143           200          152       154
Provision for income taxes                      37          42          42        51            73           55        56
                                        -----------------------------------------------------------------------------------
OPERATING EARNINGS                             $66         $75 (1)     $76       $92          $127          $97       $98
                                        -----------------------------------------------------------------------------------

After-tax net investment gains (losses)          5         (13)          6       178            39           27        27
                                        -----------------------------------------------------------------------------------
Net income                                     $71         $62         $82      $270          $166         $124      $125
                                        ===================================================================================


                                                                       For the Three Months Ended
                                        ------------------------------------------------------------------------------------
                                         September 30, June 30,   March 31,  December 31, September 30, June 30,  March 31,
Variable & Universal Life                   2003        2003       2003        2002          2002         2002       2002
----------------------------------------------------------------------------------------------------------------------------
REVENUES

Premiums                                        $0          $0          $0        $0            $0           $0        $0
Universal life and investment-type
  product policy fees                          256         262         255       265           267          230       196
Investment income, net                         145         144         142       149           149          148       139
Other revenues                                  (1)         (1)         (2)        0             1            0         4
                                        ------------------------------------------------------------------------------------
                                               400         405         395       414           417          378       339
                                        ------------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends             69          57          87        66            51           60        71
Interest credited to policyholder
  account balances                             122         117         117       119           120          115       115
Capitalization of deferred policy
  acquisition costs                            (82)        (86)        (81)      (95)         (106)        (102)     (100)
Amortization of deferred policy
  acquisition costs                             47         102          59        85            95           54        22
Other expenses                                 196         205         177       202           197          195       192
                                        ------------------------------------------------------------------------------------
                                               352         395         359       377           357          322       300
                                        ------------------------------------------------------------------------------------


Operating earnings before provision
  for income taxes                              48          10          36        37            60           56        39
Provision for income taxes                      18           4          13        14            20           20        14
                                        ------------------------------------------------------------------------------------
OPERATING EARNINGS                             $30          $6 (1)     $23       $23           $40          $36       $25
                                        ------------------------------------------------------------------------------------


After-tax net investment gains (losses)         (8)          7          (5)      (22)           (1)          (3)        2
                                        ------------------------------------------------------------------------------------
Net income                                     $22         $13         $18        $1           $39          $33       $27
                                        ====================================================================================


(1) Traditional Life and Variable & Universal Life operating earnings for the three months ended June 30, 2003 includes a $2 million and $29 million after-tax charge related to previously deferred expenses, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)



                                                                For the Three Months Ended
                                    --------------------------------------------------------------------------------
                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Annuities                                2003        2003     2003       2002          2002       2002      2002
--------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                 $19         $23       $24         $44          $37          $28       $20
Universal life and investment-type
  product policy fees                    106          95        82          78           82           79        81
Investment income, net                   489         479       487         510          496          478       457
Other revenues                             3           7         1           7            2            5         7
                                    --------------------------------------------------------------------------------
                                         617         604       594         639          617          590       565
                                    --------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends       55          46        64         104           76           60        48
Interest credited to policyholder
  account balances                       303         307       296         312          290          309       297
Capitalization of deferred policy
  acquisition costs                     (158)       (149)     (131)       (124)        (113)        (103)      (93)
Amortization of deferred policy
  acquisition costs                       55          41        55          46           80           58        47
Other expenses                           261         274       234         228          216          188       204
                                    --------------------------------------------------------------------------------
                                         516         519       518         566          549          512       503
                                    --------------------------------------------------------------------------------

Operating earnings before provision
  for income taxes                       101          85        76          73           68           78        62
Provision for income taxes                34          29        26          26           24           28        22
                                    --------------------------------------------------------------------------------
OPERATING EARNINGS                       $67         $56       $50         $47          $44          $50       $40
                                    --------------------------------------------------------------------------------


After-tax net investment losses          (14)         (1)      (15)        (20)         (46)         (67)      (31)
                                    --------------------------------------------------------------------------------
Net income (loss)                        $53         $55       $35         $27          ($2)        ($17)       $9
                                    ================================================================================



                                                                For the Three Months Ended
                                    --------------------------------------------------------------------------------
                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Other                                    2003        2003     2003       2002          2002       2002      2002
--------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                  $8          $7        $7          $8         ($21)         $18       $23
Universal life and investment-type
  product policy fees                     24          21        23          25           26           29        22
Investment income, net                    69          60        65          61           60           63        62
Other revenues                            94          93        87          89           88           93       111
                                    --------------------------------------------------------------------------------
                                         195         181       182         183          153          203       218
                                    --------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends       15          10        12          14          (15)          27        34
Interest credited to policyholder
  account balances                        27          28        30          30           27           29        30
Capitalization of deferred policy
  acquisition costs                       (1)         (2)       (1)         (2)          (1)          (2)       (2)
Amortization of deferred policy
  acquisition costs                        4           2         3           5            6            3         3
Other expenses                           138         121       121         116          110          126       135
                                    --------------------------------------------------------------------------------
                                         183         159       165         163          127          183       200
                                    --------------------------------------------------------------------------------


Operating earnings before provision
  for income taxes                        12          22        17          20           26           20        18
Provision for income taxes                 4           8         6           8           11            7         7
                                    --------------------------------------------------------------------------------
OPERATING EARNINGS                        $8         $14       $11         $12          $15          $13       $11
                                    --------------------------------------------------------------------------------


After-tax net investment gains
  (losses)                                 0           0        (5)        (10)          (8)         (13)        4
                                    --------------------------------------------------------------------------------
Net income                                $8         $14        $6          $2           $7           $0       $15
                                    ================================================================================


                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                         For the Three Months Ended
                                            ---------------------------------------------------------------------------------
                                             September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)                  2003        2003     2003        2002         2002        2002      2002
-----------------------------------------------------------------------------------------------------------------------------

PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Traditional Life
  1st Year (3)                                    $50          $49       $53        $60          $46         $57        $51
  Renewal                                       1,052        1,053     1,000      1,291        1,069       1,075      1,002
Variable & Universal Life
  Variable 1st Year excluding
    Single Premium COLI/BOLI (3)                   86           59        91        108           97         115        112
  Universal 1st Year excluding
    Single Premium COLI/BOLI (3)                   82           71        55         66           63          49         35
  Single Premium COLI/BOLI                         18            3        13          1           50           0          2
  Renewal                                         392          393       455        429          387         390        415
Annuities (3)                                   2,843        2,933     2,611      2,352        1,988       1,849      1,704
Other                                             287          301       281        276          316         374        371
                                            ---------------------------------------------------------------------------------
Total Premiums and Deposits                    $4,810       $4,862    $4,559     $4,583       $4,016      $3,909     $3,692
                                            =================================================================================

PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                        $294         $273      $301       $304         $294        $300       $298
Annuities                                       1,437        1,229       940      1,056          703         818        654
Other                                             171          191       167        195          215         275        251
                                            ---------------------------------------------------------------------------------
Total Separate Accounts                        $1,902       $1,693    $1,408     $1,555       $1,212      $1,393     $1,203
                                            =================================================================================


FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
      MANUFACTURER (4)

MetLife                                           $74          $70       $73        $81          $71         $86        $83
New England Financial                              26           29        32         44           41          51         54
General American                                  128           76        99        105          139          81         61
MetLife Investors Group                             8            7         8          5            5           3          2
                                            ---------------------------------------------------------------------------------
Total First Year Life Premiums and Deposits      $236         $182      $212       $235         $256        $221       $200
                                            =================================================================================


ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                           $320         $340      $424       $464         $452        $283       $268
Variable Annuity Deposits                       2,523        2,593     2,187      1,888        1,536       1,566      1,436
                                            ---------------------------------------------------------------------------------
Total Annuity Deposits                         $2,843       $2,933    $2,611     $2,352       $1,988      $1,849     $1,704
                                            =================================================================================


ANNUITY DEPOSITS BY MANUFACTURER (5)

MetLife                                          $950       $1,053      $974       $963         $836        $952       $843
New England Financial                             235          233       211        206          179         197        162
General American                                    9           11        10          9           10          13         10
MetLife Investors Group                         1,649        1,636     1,416      1,174          963         687        689
                                            ---------------------------------------------------------------------------------
Total Annuity Deposits                         $2,843       $2,933    $2,611     $2,352       $1,988      $1,849     $1,704
                                            =================================================================================


MUTUAL FUND SALES

Proprietary                                       $47          $48       $38        $48          $60        $113       $107
Third Party                                       725          817       759        713          706         852        890
                                            -------------------------------------------------------------------------------
Total Mutual Fund Sales                          $772         $865      $797       $761         $766        $965       $997
                                            =================================================================================



(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Approximately 6% of MetLife manufactured life insurance premiums and deposits sold by other-than MetLife Financial Services agents during the three months ended September 30, 2003 (4% sold by General American; 2% sold by New England Financial). Approximately 3% of New England Financial manufactured life insurance premiums and deposits sold by other-than New England Financial agents during the three months ended September 30, 2003 (1% sold by MetLife Financial Services; 2% sold by General American). Approximately 56% of General American manufactured life insurance premiums and deposits sold by other than General American agents during the three months ended September 30, 2003 (37% sold by MetLife Financial Services, 19% sold by New England Financial).

(5) Approximately 18% of MetLife manufactured annuity deposits sold by other-than MetLife Financial Services agents during the three months ended September 30, 2003 (16% MetLife Resources, 2% MetLife Investors Group). Approximately 6% of MetLife Investors Group manufactured annuity deposits sold by other-than MetLife Investors Group Wholesalers during the three months ended September 30, 2003 (4% Walnut Street Securities, 2% MetLife Resources).

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION


                                                                          At or for the Three Months Ended
                                            -------------------------------------------------------------------------------------
                                             September 30, June 30,    March 31, December 31, September 30, June 30,  March 31,
Unaudited                                        2003        2003         2003       2002         2002        2002      2002
---------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO
   SEPARATE ACCOUNTS, EXCLUDING TRANSFERS
   FROM GENERAL ACCOUNT:
   Variable & Universal Life                    50.8%        52.0%        49.1%       50.4%        49.1%      54.1%       52.2%
   Annuities                                    50.6%        41.9%        36.0%       44.9%        35.4%      44.2%       38.4%
   Other                                        59.5%        63.3%        59.5%       70.6%        68.1%      73.4%       67.6%


MORTALITY AS A PERCENTAGE OF EXPECTED           80.3%        99.4% (1)    87.2%       87.4%        81.4%      56.1%       89.8%


LAPSES / SURRENDERS (GENERAL AND SEPARATE
   ACCOUNT) (2)
   Traditional Life                              6.0%         6.0%         5.8%        6.0%         6.1%       6.4%        6.5%
   Variable & Universal Life                     7.2%         7.2%         6.8%        6.6%         6.4%       6.0%        6.3%
   Variable Annuities                            8.5%         8.1%         8.3%        8.0%         8.3%       7.9%        7.8%
   Fixed Annuities                               7.9%         8.1%         8.8%        8.8%         9.7%       9.3%        9.4%



NUMBER OF AGENTS
   MetLife Financial Services                   5,587        5,728        5,798       5,846        6,063      6,139       6,171
   New England Financial                        2,992        3,004        2,916       3,234        3,053      2,965       2,856
   General American (3)                           471          522          557         616          607        633         482
   MetLife Investors Group Wholesalers             86           84           78          69           66         68          65
   MetLife Resources / Security First Group       384          379          362         375          376        391         397
   Walnut Street Securities (4)                 1,811        1,823        1,923       2,049        2,139      2,202       2,218
   P&C Specialists                                416          409          396         391          374        386         381
                                            -------------------------------------------------------------------------------------
Total Agents                                   11,747       11,949       12,030      12,580       12,678     12,784      12,570
                                            =====================================================================================


(1) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

(2) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(3) Based on the December 2002 increase in minimum annual production to $25,000 in first year premiums and deposits. Prior periods have been restated to conform with this change in annual minimum production requirements.

(4) Effective August 1, 2003, Nathan & Lewis was merged into Walnut Street Securities. Prior periods have been restated to include Walnut Street Securities representatives. At September 30, 2003, the number of Walnut Street Securities representatives includes 155 brokers who are also reported as General American agents above.

                                                                 (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------
                                        September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
        Traditional Life                   2003         2003      2003       2002          2002        2002       2002
        ----------------------------------------------------------------------------------------------------------------
        Balance, beginning of period      $47,835     $47,572   $47,397     $46,888     $46,520      $46,205   $45,828
        Premiums and deposits (1)             975       1,043     1,026       1,208       1,067        1,078     1,079
        Interest on reserves                  483         479       476         475         466          462       460
        Surrenders and withdrawals           (407)       (402)     (395)       (398)       (392)        (385)     (478)
        Benefit payments                     (456)       (492)     (484)       (415)       (430)        (414)     (452)
        Other                                (290)       (365)     (448)       (361)       (343)        (426)     (232)
                                        --------------------------------------------------------------------------------
        Balance, end of period            $48,140     $47,835   $47,572     $47,397     $46,888      $46,520   $46,205
                                        ================================================================================

                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------
                                        September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
        Variable & Universal Life           2003        2003      2003       2002         2002        2002      2002
        ----------------------------------------------------------------------------------------------------------------
        Balance, beginning of period       $9,221      $9,140   $8,993      $8,878       $8,682      $8,630     $8,694
        Premiums and deposits (1) (2)         272         247      287         274          277         226        265
        Interest on reserves                  121         120      118         119          120         118        117
        Surrenders and withdrawals           (117)       (122)    (113)       (108)         (97)       (124)      (123)
        Net transfers from (to)
          separate account                     54          65       66          29          157           8         (3)
        Policy charges                       (195)       (184)    (198)       (193)        (239)       (150)      (149)
        Benefit payments                      (22)        (24)     (25)        (22)         (20)        (20)       (20)
        Other                                  (7)        (21)      12          16           (2)         (6)      (151)
                                          ------------------------------------------------------------------------------
        Balance, end of period             $9,327      $9,221   $9,140      $8,993       $8,878      $8,682     $8,630
                                          ==============================================================================


                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------
                                        September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
        Annuities                          2003         2003     2003       2002          2002        2002       2002
        ----------------------------------------------------------------------------------------------------------------
        Balance, beginning of period      $30,772     $29,917  $28,935     $27,813      $26,695     $26,180    $25,365
        Premiums and deposits (1) (2)       1,492       1,836    1,766       1,438        1,170       1,199      1,138
        Interest on reserves                  361         357      359         368          358         334        336
        Surrenders and withdrawals           (678)       (665)    (667)       (474)        (563)       (589)      (551)
        Net transfers from (to)
          separate account                   (562)       (517)    (171)       (212)          51        (172)      (219)
        Policy charges                          0          (3)      (1)         (4)          (9)          1         (1)
        Benefit payments                     (129)       (143)    (168)         (8)          95        (269)      (251)
        Other                                   2         (10)    (136)         14           16          11        363
                                         -------------------------------------------------------------------------------
        Balance, end of period            $31,258     $30,772  $29,917     $28,935      $27,813     $26,695    $26,180
                                         ===============================================================================


SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------
                                        September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
        Variable & Universal Life          2003         2003     2003       2002          2002        2002      2002
        ----------------------------------------------------------------------------------------------------------------
        Balance, beginning of period       $6,149      $5,482  $5,489       $5,088       $5,462      $6,062     $5,914
        Premiums and deposits (1)             294         273     301          316          294         300        298
        Investment performance                177         603    (105)         264         (559)       (595)       (38)
        Surrenders and withdrawals            (74)        (72)    (71)         (73)         (62)        (62)       (51)
        Net transfers from (to)
          fixed account                       (54)        (65)    (66)         (29)        (157)         (8)         3
        Policy charges                        (68)        (72)    (66)         (77)         (55)        (70)       (64)
        Other                                   0           0       0            0          165        (165)         0
                                          ------------------------------------------------------------------------------
        Balance, end of period             $6,424      $6,149  $5,482       $5,489       $5,088      $5,462     $6,062
                                          ==============================================================================


                                                                      For the Three Months Ended
                                       ---------------------------------------------------------------------------------
                                        September 30, June 30, March 31, December 31, September 30, June 30,  March 31,
        Annuities                          2003         2003     2003       2002          2002        2002      2002
        ----------------------------------------------------------------------------------------------------------------
        Balance, beginning of period      $22,133     $18,464  $18,270     $16,651      $19,279     $20,987    $20,577
        Premiums and deposits (1)           1,438       1,229      940       1,060          704         817        654
        Investment performance                734       2,500     (435)      1,011       (2,757)     (2,131)         2
        Surrenders and withdrawals           (475)       (508)    (423)       (588)        (467)       (499)      (405)
        Net transfers from (to)
          fixed account                       562         517      171         212          (51)        172        219
        Policy charges                        (82)        (69)     (59)        (76)         (57)        (67)       (60)
                                          ------------------------------------------------------------------------------
        Balance, end of period            $24,310     $22,133  $18,464     $18,270      $16,651     $19,279    $20,987
                                          ==============================================================================


(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES RATIO AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                            For the Three Months Ended
                                                 -------------------------------------------------------------------------------
                                                  September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                       2003        2003      2003       2002          2002       2002     2002
--------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF CAPITALIZATION
     OF DAC) TO PREMIUMS AND DEPOSITS RATIO

Insurance Expenses                                  $709          $758      $682       $698         $634         $643      $653
DAC Capitalization (1)                              (309)         (304)     (285)      (298)        (290)        (282)     (267)
                                                 -------------------------------------------------------------------------------
Net                                                 $400          $454      $397       $400         $344         $361      $386
                                                 ===============================================================================
Premiums and Deposits (2)                         $4,810        $4,862    $4,559     $4,583       $4,018       $3,908    $3,700
                                                 ===============================================================================

RATIO                                               8.3%          9.3%      8.7%       8.7%         8.6%         9.2%     10.4%

OTHER EXPENSES BY MAJOR CATEGORY

Commissions                                         $220          $214      $195       $213         $195         $185      $177
Other deferrable expenses                            101           107       113        102          113          111       104
Direct and allocated expenses, not deferred          322           371       310        340          279          296       321
Pension and other post-retirement benefit costs       41            40        36         21           28           28        23
Premium taxes and other taxes, licenses and fees      25            26        28         22           19           23        28
                                                 -------------------------------------------------------------------------------
     Subtotal Insurance Expenses                    $709          $758      $682       $698         $634         $643      $653

Broker-dealer and other expenses                     124           118       110        113          100          117       132
Reinsurance allowances                               (38)          (43)      (39)       (42)         (36)         (46)      (44)
                                                 -------------------------------------------------------------------------------
     Total Other Expenses                           $795          $833      $753       $769         $698         $714      $741
                                                 ===============================================================================

(1) Excludes $29 million, $24 million, $25 million, $24 million, $28 million, $24 million and $23 million of DAC capitalization related to reinsurance allowances for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and
    March 31, 2002, respectively.

(2) Statutory premiums and deposits direct and assumed; also includes company-sponsored internal exchanges.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                             For the Three Months Ended
                                --------------------------------------------------------------------------------
                                 September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Variable & Universal Life           2003       2003      2003       2002          2002        2002      2002
----------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield             7.25%        7.31%    7.39%       7.23%       7.41%        7.47%      7.29%
Average crediting rate              5.63%        5.57%    5.64%       5.75%       5.77%        5.85%      5.80%
                                -------------------------------------------------------------------------------
    Spread                          1.62%        1.74%    1.75%       1.48%       1.64%        1.62%      1.49%
                                ===============================================================================

                                                             For the Three Months Ended
                                --------------------------------------------------------------------------------
                                 September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Annuities                           2003       2003      2003        2002         2002         2002     2002
----------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
    SPREADS BY PRODUCT (%)
Investment income yield             6.50%        6.31%    6.64%      7.20%        7.09%        7.14%      7.02%
Average crediting rate              4.28%        4.36%    4.47%      4.91%        4.81%        5.00%      5.09%
                                -------------------------------------------------------------------------------
    Spread                          2.22%        1.95%    2.17%      2.29%        2.28%        2.14%      1.93%
                                ===============================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
Unaudited (Dollars in millions)

                                                                     For the Three Months Ended
                                         ------------------------------------------------------------------------------------
                                         September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Auto                                         2003        2003       2003         2002          2002         2002      2002
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                              $545         $535      $530         $535          $533         $525       $519
Investment income, net                         27           29        27           31            32           34         33
Other revenues                                  7            7         6            6             9            6          4
                                         ------------------------------------------------------------------------------------
                                              579          571       563          572           574          565        556
                                         ------------------------------------------------------------------------------------

EXPENSES
Losses                                        359          347       366          360           308          343        325
Loss adjustment expense                        61           68        75           55            61           64         64
Other expenses                                131          131       143          130           150          138        147
                                         ------------------------------------------------------------------------------------
                                              551          546       584          545           519          545        536
                                         ------------------------------------------------------------------------------------
Operating earnings (loss) before
    provision (benefit) for income taxes       28           25       (21)          27            55           20         20
Provision (benefit) for income taxes            5            4       (17)           6            14            3          5
                                         ------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                     $23          $21       ($4)         $21           $41          $17        $15
                                         ------------------------------------------------------------------------------------

After-tax net investment losses                 0            0        (2)          (3)           (4)          (8)        (7)
                                         ------------------------------------------------------------------------------------
Net income (loss)                             $23          $21       ($6)         $18           $37           $9         $8
                                         ====================================================================================




                                                                         For the Three Months Ended
                                         ------------------------------------------------------------------------------------
                                         September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Property                                     2003        2003       2003         2002          2002         2002      2002
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                              $177         $173      $167         $175          $165         $164       $160
Investment income, net                         12           10        10           10            11           10         11
Other revenues                                  1            2         1            2             1            1          1
                                         ------------------------------------------------------------------------------------
                                              190          185       178          187           177          175        172
                                         ------------------------------------------------------------------------------------

EXPENSES
Losses                                         95           96        76           78           106           95         93
Loss adjustment expense                        16           13         8           12            13            8          9
Other expenses                                 52           50        48           52            51           50         55
                                         ------------------------------------------------------------------------------------
                                              163          159       132          142           170          153        157
                                         ------------------------------------------------------------------------------------

Operating earnings before
   provision for income taxes                  27           26        46           45             7           22         15
Provision for income taxes                      8            6        14           15             1            7          4
                                         ------------------------------------------------------------------------------------
OPERATING EARNINGS                            $19          $20       $32          $30            $6          $15        $11
                                         ------------------------------------------------------------------------------------

After-tax net investment gains (losses)         1           (1)       (1)          (1)           (1)          (3)        (2)
                                         ------------------------------------------------------------------------------------
Net income                                    $20          $19       $31          $29            $5          $12         $9
                                         ====================================================================================


                                                                         For the Three Months Ended
                                         ------------------------------------------------------------------------------------
                                         September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Other                                        2003        2003       2003         2002          2002         2002      2002
-----------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                               $13          $13       $15          $13           $13          $13        $13
Investment income, net                          0            2         2            1             1            2          1
Other revenues                                  2           (5)        2           (9)            1            2          2
                                         ------------------------------------------------------------------------------------
                                               15           10        19            5            15           17         16
                                         ------------------------------------------------------------------------------------

EXPENSES
Losses                                         11            3        10            5             9            6          4
Loss adjustment expense                         1            0        (1)           0             0            1          0
Other expenses                                  4            5         8            5             4            5          6
                                         ------------------------------------------------------------------------------------
                                               16            8        17           10            13           12         10
                                         ------------------------------------------------------------------------------------
Operating earnings (loss)
    before provision (benefit)
    for income taxes                           (1)           2         2           (5)            2            5          6
Provision (benefit) for income taxes           (1)           1         0           (2)            1            1          2
                                         ------------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                      $0           $1        $2          ($3)           $1           $4         $4
                                         ------------------------------------------------------------------------------------

After-tax net investment losses                 0            0         0            0             0           (1)         0
                                         ------------------------------------------------------------------------------------
Net income (loss)                              $0           $1        $2          ($3)           $1           $3         $4
                                         ====================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                        For the Three Months Ended
                                         ------------------------------------------------------------------------------------
                                         September 30,  June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)              2003        2003       2003         2002          2002         2002      2002
-----------------------------------------------------------------------------------------------------------------------------


WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                $538         $524      $505         $498          $526         $512       $489
Non-Standard Automobile                        23           23        24           25            23           29         29
Property                                      204          192       149          176           189          179        138
Other                                          11           12        20            9            11           15         18
                                         ------------------------------------------------------------------------------------
Total                                        $776         $751      $698         $708          $749         $735       $674
                                         ====================================================================================

SELECTED FINANCIAL INFORMATION AND
    SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio       73.8%        73.2%     75.0%        70.6%         69.9%        73.7%      71.5%
Other expense ratio                          25.5%        25.6%     28.0%        25.8%         28.9%        27.4%      30.1%
                                         ------------------------------------------------------------------------------------
    Total combined ratio                     99.3%        98.8%    103.0%        96.4%         98.8%       101.1%     101.6%
Effect of catastrophe losses                  3.4%         3.2%      1.8%         2.3%          0.8%         2.8%       2.0%
                                         ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes        95.9%        95.6%    101.2%        94.1%         98.0%        98.3%      99.6%
                                         ====================================================================================

AUTO
Loss and loss adjustment expense ratio       77.0%        77.5%     83.3%        77.6%         69.2%        77.5%      75.0%
Other expense ratio                          24.1%        24.2%     27.2%        24.3%         28.2%        26.2%      28.4%
                                         ------------------------------------------------------------------------------------
    Total combined ratio                    101.1%       101.7%    110.5%       101.9%         97.4%       103.7%     103.4%
Effect of catastrophe losses                  0.2%         1.2%      0.2%         0.4%          0.1%         0.8%       0.0%
                                         ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       100.9%       100.5%    110.3%       101.5%         97.3%       102.9%     103.4%
                                         ====================================================================================

PROPERTY
Loss and loss adjustment expense ratio       62.3%        63.4%     50.2%        51.4%         72.0%        63.6%      63.2%
Other expense ratio                          29.3%        29.2%     28.5%        29.8%         30.9%        30.8%      34.2%
                                         ------------------------------------------------------------------------------------
    Total combined ratio                     91.6%        92.6%     78.7%        81.2%        102.9%        94.4%      97.4%
Effect of catastrophe losses                 13.4%         9.7%      6.9%         8.2%          3.3%         9.4%       8.7%
                                         ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes        78.2%        82.9%     71.8%        73.0%         99.6%        85.0%      88.7%
                                         ====================================================================================

OTHER
Loss and loss adjustment expense ratio       99.5%        24.1%     57.7%        39.8%         71.9%        47.4%      33.9%
Other expense ratio                          34.2%        38.8%     52.0%        37.3%         31.6%        35.3%      49.2%
                                         ------------------------------------------------------------------------------------
    Total combined ratio                    133.7%        62.9%    109.7%        77.1%        103.5%        82.7%      83.1%
Effect of catastrophe losses                  0.0%         0.0%      0.0%         0.0%          0.0%         0.0%       0.0%
                                         ------------------------------------------------------------------------------------
Combined ratio excluding catastrophes       133.7%        62.9%    109.7%        77.1%        103.5%        82.7%      83.1%
                                         ====================================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                           $1           $7        $1           $2            $1           $4         $0
Property                                       24           17        12           14             5           15         14
Other                                           0            0         0            0             0            0          0
                                         ------------------------------------------------------------------------------------
Total                                         $25          $24       $13          $16            $6          $19        $14
                                         ====================================================================================

                                         ------------------------------------------------------------------------------------
Catastrophe points on combined ratios         3.4          3.2       1.8          2.3           0.8          2.8        2.0
                                         ------------------------------------------------------------------------------------

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                 For the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                           2003       2003      2003       2002          2002       2002      2002
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                   $445     $390       $395        $481          $381      $274      $375
Universal life and investment-type product
    policy fees                                              70       71         51          66            64         7         7
Investment income, net                                      119      131        123         158           133        95        75
Other revenues                                               20       26          8           6             2         3         3
                                                    --------------------------------------------------------------------------------
                                                            654      618        577         711           580       379       460
                                                    --------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         410      294        377         455           362       268       338
Interest credited to policyholder account balances           34       36         37          27            32        11         9
Capitalization of deferred policy acquisition costs         (72)     (59)       (66)        (51)          (60)      (40)      (40)
Amortization of deferred policy acquisition costs            41       77         34          55            24        22        27
Other expenses                                              187      177        153         183           167       114       106
                                                    --------------------------------------------------------------------------------
                                                            600      525        535         669           525       375       440
                                                    --------------------------------------------------------------------------------

Operating earnings before provision
    (benefit) for income taxes                               54       93         42          42            55         4        20
Provision (benefit) for income taxes                         17       (9)        14           4            15         2         6
                                                    --------------------------------------------------------------------------------
OPERATING EARNINGS                                          $37     $102(1)     $28         $38           $40        $2       $14
                                                    --------------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
------------------------------------------------
Operating earnings                                          $37     $102        $28         $38           $40        $2       $14
    Net investment gains (losses)                             8       (1)         0          (1)            6         8       (22)
    Net investment gains (losses) tax benefit
        (provision)                                           6       (3)         0           4            (1)       (3)       (1)
                                                    --------------------------------------------------------------------------------
After-tax net investment gains (losses)                      14       (4)         0           3             5         5       (23)
Cumulative effect of accounting change for SFAS 142           0        0          0           0            (5)        0         5
                                                    --------------------------------------------------------------------------------
Net income (loss)                                           $51      $98        $28         $41           $40        $7       ($4)
                                                    ================================================================================


(1) Operating earnings for the three months ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS,
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                                At or for the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                           2003       2003     2003        2002          2002       2002      2002
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums, net                                              $579       $588     $552        $597          $461       $472      $475
Investment income, net                                      122        121      110         125            95        102        99
Other revenues                                               11         12       12           8            16         11         8
                                                    --------------------------------------------------------------------------------
                                                            712        721      674         730           572        585       582
                                                    --------------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                            470        466      433         448           343        385       400
Interest credited to policyholder account balances           47         45       43          49            31         32        34
Policy acquisition costs and other insurance
    expenses                                                112        116      108         153           102         82        68
Other expenses                                               33         38       36          40            39         36        27
                                                    --------------------------------------------------------------------------------
                                                            662        665      620         690           515        535       529
                                                    --------------------------------------------------------------------------------

Operating earnings before provision for income
    taxes and minority interest                              50         56       54          40            57         50        53
Provision for income taxes                                    9         11       10           5            13         10        12
                                                    --------------------------------------------------------------------------------
Operating earnings before minority interest                  41         45       44          35            44         40        41

Elimination of minority interest, before tax                 23         26       24          20            21         21        19
                                                    --------------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                                     $18        $19      $20         $15           $23        $19       $22
                                                    --------------------------------------------------------------------------------


NET INCOME RECONCILIATION
------------------------------------------------
Operating earnings                                          $18        $19      $20         $15           $23        $19       $22
    Net investment gains (losses)                             5          5       (4)         (8)            4          0         2
    Minority interest - net investment gains
        (losses)                                             (2)        (2)       4           2            (1)         4         1
    Adjustments to net investment gains (losses)(1)           0          0        0           4             0          0         0
    Net investment gains (losses) tax benefit
        (provision)                                          (2)         0        0           1            (1)        (2)       (1)
                                                    --------------------------------------------------------------------------------
After-tax net investment gains (losses)                       1          3        0          (1)            2          2         2
                                                    --------------------------------------------------------------------------------
Net income                                                  $19        $22      $20         $14           $25        $21       $24
                                                    ================================================================================



PRE-TAX AND PRE-MINORITY INTEREST
    OPERATING EARNINGS BY REGION
United States                                               $38        $49      $45         $39           $59        $42       $45
Canada                                                       13         12       11          12             9         10         9
Latin America                                                 0          0        0           1            (1)         0         1
Asia-Pacific                                                  7          4        2           1             1          3         2
Other international markets                                   3          3        2          (1)            3          0         1
Corporate                                                   (11)       (12)      (6)        (12)          (14)        (5)       (5)
                                                    --------------------------------------------------------------------------------
    Total pre-tax and pre-minority interest
        operating earnings                                  $50        $56      $54         $40           $57        $50       $53
                                                    ================================================================================



POLICY BENEFITS AND INTEREST
    SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                         $3,743     $3,721   $3,653      $3,532        $3,209     $3,138    $2,916
Asset intensive                                           3,029      2,918    2,718       2,477         1,608      1,569     1,718
Other                                                       113        110      112          55            57         57        57
                                                    --------------------------------------------------------------------------------
    Total U.S.                                            6,885      6,749    6,483       6,064         4,874      4,764     4,691
                                                    --------------------------------------------------------------------------------

Canada                                                    1,049      1,049      972         837           862        882       752
Latin America                                                 0          0        0          69            61         80        83
Asia-Pacific                                                376        344      302         197           164        163       166
Other international markets                                 368        316      271         220           188        156        99
                                                    --------------------------------------------------------------------------------
    Total International                                   1,793      1,709    1,545       1,323         1,275      1,281     1,100
                                                    --------------------------------------------------------------------------------

Total policy benefits and interest sensitive
    contract liabilities                                 $8,678     $8,458   $8,028      $7,387        $6,149     $6,045    $5,791
                                                    ================================================================================


(1) Adjustments to net investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

ASSET MANAGEMENT
STATEMENTS OF OPERATING EARNINGS, CHANGE IN ASSETS
UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                                For the Three Months Ended
                                                    -------------------------------------------------------------------------------
                                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                           2003       2003     2003        2002         2002        2002     2002
-----------------------------------------------------------------------------------------------------------------------------------

REVENUES
Investment and advisory service fees
    Mutual funds                                            $20        $17      $16         $17           $19        $24       $21
    MetLife and affiliates separately managed
        accounts                                              9          9        9           9            10         10        10
    Third party client separate accounts                     13         16       10          17            15         17        11
Other revenues                                               11         11       10           9            10         14        12
                                                    --------------------------------------------------------------------------------
                                                             53         53       45          52            54         65        54
                                                    --------------------------------------------------------------------------------

EXPENSES
Employee compensation and benefits                           25         24       26          27            31         31        29
Promoting and servicing                                       6          7        7           7             8         11        11
General and administrative                                   16         13       10          15            14         15        12
                                                    --------------------------------------------------------------------------------
                                                             47         44       43          49            53         57        52
                                                    --------------------------------------------------------------------------------

Operating earnings before provision for income
    taxes                                                     6          9        2           3             1          8         2
Provision for income taxes                                    2          4        1           2             0          3         1
                                                    --------------------------------------------------------------------------------

OPERATING EARNINGS                                           $4         $5       $1          $1            $1         $5        $1
                                                    --------------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
------------------------------------------------
Operating earnings                                           $4         $5       $1          $1            $1         $5        $1
    Net investment gains (losses)                             2          0        8           1            (1)         0        (4)
    Net investment gains (losses) tax benefit
        (provision)                                           0          0       (3)          0             0          0         2
                                                    --------------------------------------------------------------------------------
After-tax net investment gains (losses)                       2          0        5           1            (1)         0        (2)
                                                    --------------------------------------------------------------------------------
Net income (loss)                                            $6         $5       $6          $2            $0         $5       ($1)
                                                    ================================================================================


                                                                                At or for the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                           2003       2003     2003        2002         2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------

CHANGE IN ASSETS

Beginning assets                                        $46,130    $43,552  $44,577     $45,100       $48,850    $50,898  $51,278
Contributions                                             1,190      1,564    1,004       1,851         1,417      1,825    1,594
Redemptions                                              (2,039)    (2,040)  (2,063)     (3,303)       (3,241)    (2,521)  (1,661)
Market appreciation (depreciation)                          430      3,054       34         929        (1,926)    (1,352)    (313)
                                                    --------------------------------------------------------------------------------
Ending Carrying Value                                   $45,711    $46,130  $43,552     $44,577       $45,100    $48,850  $50,898
                                                    ================================================================================



ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                                $17,244    $17,499  $17,160     $18,463       $18,653    $18,035  $18,187
MetLife Retail Funds                                      6,894      6,759    5,618       4,353         4,200      5,255    6,617
Third Party Individual and Retail Funds                   8,140      7,854    6,966       7,724         8,448     10,434   10,970
Third Party Institutional                                13,433     14,018   13,808      14,037        13,799     15,126   15,124
                                                    --------------------------------------------------------------------------------
    Total State Street Research                         $45,711    $46,130  $43,552     $44,577       $45,100    $48,850  $50,898
                                                    ================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                                   For the Three Months Ended
                                                    --------------------------------------------------------------------------------
                                                     September 30, June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                          2003        2003     2003        2002         2002        2002     2002
------------------------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums                                                  ($4)       ($5)       ($4)       ($4)          ($7)     ($4)      ($4)
Universal life and investment-type product
    policy fees                                             0          0          0          0             0        1        (1)
Investment income, net                                     64         42         69         24           (25)      20        40
Other revenues                                             18         15         12         29             5       12         9
                                                    --------------------------------------------------------------------------------
                                                           78         52         77         49           (27)      29        44
                                                    --------------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         2          0          2          2             0        2        (1)
Interest credited to policyholder account
    balances                                                0          0          0          0             0       (1)        1
Interest expense                                           77         88         94         77            76       74        78
Other expenses                                            (30)       (65)        24        304            33      (10)       90
                                                    --------------------------------------------------------------------------------
                                                           49         23        120        383           109       65       168
                                                    --------------------------------------------------------------------------------

Operating earnings (loss) before benefit for
    income taxes                                           29         29        (43)      (334)         (136)     (36)     (124)
Benefit for income taxes                                  (51)       (12)       (31)      (134)          (66)     (32)      (48)
                                                    --------------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                 $80(1)     $41(2)    ($12)     ($200)(3)      ($70)     ($4)(4)  ($76)(5)
                                                    --------------------------------------------------------------------------------


NET INCOME (LOSS) RECONCILIATION
------------------------------------------------
Operating earnings (loss)                                 $80        $41       ($12)     ($200)         ($70)     ($4)     ($76)
    Net investment gains (losses)                         (32)       (36)       (33)       108           (43)      15        25
    Net investment gains (losses) tax benefit
        (provision)                                        25         11         10        (35)           18      (11)      (13)
                                                    --------------------------------------------------------------------------------
After-tax net investment gains (losses)                    (7)       (25)       (23)        73           (25)       4        12
                                                    --------------------------------------------------------------------------------
Net income (loss)                                         $73        $16       ($35)     ($127)         ($95)      $0      ($64)
                                                    ================================================================================


(1) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(2) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race conscious underwriting settlement.

(3) Operating loss for the three months ended December 31, 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products.

(4) Operating loss for the three months ended June 30, 2002 includes a $30 million after-tax reduction of a previously established liability related to the Company's sales practice class action settlement in 1999.

(5) Operating loss for the three months ended March 31, 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                                At or for the Three Months Ended
                                                  ----------------------------------------------------------------------------------
                                                   September 30, June 30,  March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)                         2003       2003      2003        2002         2002        2002       2002
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                                                6.83%      6.87%     7.01%       7.39%        7.45%       7.51%     7.56%
Income                                                  $2,140     $2,073    $2,044      $2,092       $2,032      $1,998    $1,954
Investment losses                                         ($23)      ($43)    ($149)      ($219)       ($323)      ($210)    ($165)
Ending Carrying Value                                 $159,940   $158,822  $144,341    $140,288     $132,906    $123,796  $118,236

MORTGAGE LOANS
Yield (2)                                                7.37%      7.50%     7.51%       8.03%        7.68%       7.97%     7.81%
Income                                                    $468       $472      $470        $492         $457        $472      $462
Investment losses                                         ($36)       ($8)     ($14)         $0           $0         ($3)     ($19)
Ending Carrying Value                                  $25,535    $25,289   $25,046     $25,086      $23,885     $23,733   $23,684

REAL ESTATE AND REAL ESTATE
    JOINT VENTURES
Yield (2)                                               10.17%     10.97%    10.94%      11.79%       10.99%      11.80%    10.36%
Income (3)                                                $127       $125      $127        $153         $160        $174      $150
Investment gains (losses) (4)                              $10        ($6)      $92        $602         ($10)       ($14)      ($2)
Ending Carrying Value                                   $5,364     $4,585    $4,569      $4,725       $5,663      $5,963    $5,862

POLICY LOANS
Yield (2)                                                6.54%      6.46%     6.47%       6.42%        6.66%       6.56%     6.35%
Income                                                    $141       $139      $139        $136         $139        $137      $131
Ending Carrying Value                                   $8,668     $8,627    $8,615      $8,580       $8,366      $8,316    $8,310

EQUITY SECURITIES AND OTHER LIMITED
    PARTNERSHIP INTERESTS
Yield (2)                                               (1.42%)     3.32%     5.61%       2.07%        2.05%       5.22%     1.16%
Income                                                    ($14)       $32       $54         $21          $19         $47       $12
Investment gains (losses)                                  ($6)        $1      ($71)       ($24)          $4         $81      $161
Ending Carrying Value                                   $4,109     $4,023    $3,773      $4,008       $3,959      $3,717    $3,552

CASH AND SHORT-TERM INVESTMENTS
Yield (2)                                                1.95%      2.23%     4.57%       5.35%        3.68%       2.85%     4.92%
Income                                                     $35        $42       $64         $62          $49         $38       $83
Investment gains (losses)                                   $0         $0       ($4)        ($1)          $0         ($1)       $2
Ending Carrying Value                                   $8,090     $8,354    $8,126      $4,244       $6,305      $5,796    $6,434

OTHER INVESTED ASSETS (5)
Yield (2)                                                7.59%      6.71%     6.52%       8.36%        5.44%       6.53%     5.49%
Income                                                     $84        $69       $63         $72          $44         $56       $46
Investment gains (losses)                                 ($57)        $2       $14         ($5)         $59        ($46)     ($69)
Ending Carrying Value                                   $4,617     $4,261    $3,948      $3,727       $3,214      $3,271    $3,512

TOTAL INVESTMENTS
Gross investment income yield                            6.62%      6.76%     7.04%       7.41%        7.28%       7.46%     7.31%
Investment fees and expenses yield                      (0.15%)    (0.14%)   (0.15%)     (0.16%)      (0.15%)     (0.16%)   (0.13%)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                              6.47%      6.62%     6.89%       7.25%        7.13%       7.30%     7.18%
                                                  ==================================================================================

Gross investment income                                 $2,981     $2,952    $2,961      $3,028       $2,900      $2,922    $2,838
Investment fees and expenses                               (67)       (63)      (62)        (64)         (61)        (61)      (49)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                   $2,914     $2,889    $2,899      $2,964       $2,839      $2,861    $2,789
                                                  ==================================================================================
Ending Carrying Value                                 $216,323   $213,961  $198,418    $190,658     $184,298    $174,592  $169,590
                                                  ==================================================================================


Gross investment gains                                    $153       $137      $221      $1,040         $412        $438      $545
Gross investment losses                                   (106)       (85)      (89)       (348)        (164)       (314)     (283)
Writedowns                                                 (89)      (103)     (268)       (339)        (555)       (269)     (338)
                                                  ----------------------------------------------------------------------------------
Subtotal                                                   (42)       (51)     (136)        353         (307)       (145)      (76)
Derivative instruments not qualifying for hedge
    accounting                                            (109)        (3)      (34)        (43)          21        (121)      (29)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT GAINS (LOSSES)                             (151)       (54)     (170)        310         (286)       (266)     (105)
Adjustments to net investment gains (losses) (6)            39          0        38          43           16          73        13
Minority interest - net investment gains
    (losses)                                                (2)        (2)        4           2           (1)          4         1
Net investment gains (losses) tax benefit
    (provision)                                             72         16        44        (132)         102          72        15
                                                  ----------------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT GAINS (LOSSES)                   ($42)      ($40)     ($84)       $223        ($169)      ($117)     ($76)
                                                  ==================================================================================


(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2) Yields are annualized and based on quarterly average carrying values.

(3) Included in income from real estate and real estate joint ventures is $15 million, $12 million, $15 million, $34 million, $42 million, $45 million and $39 million related to discontinued operations for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002,
    September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $8 million, $1 million, $57 million, $591 million, ($1) million, ($8) million and $0 million related to discontinued operations for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(5) Included in investment income from other invested assets are settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $35 million, $12 million, $8 million, $10 million, $19 million, $1 million and $2 million for the three months ended September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002,
    June 30, 2002 and March 31, 2002, respectively. These amounts are excluded from net investment gains (losses) from other invested assets.

(6) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                                At or for the Year-to-date
                                                  ----------------------------------------------------------------------------------
                                                   September 30, June 30,  March 31, December 31, September 30, June 30,  March 31,
Unaudited (Dollars in millions)                        2003        2003       2003       2002         2002        2002       2002
------------------------------------------------------------------------------------------------------------------------------------

FIXED MATURITIES
Yield (1)                                               6.89%       6.91%     7.01%       7.46%        7.51%       7.54%     7.56%
Income                                                 $6,257      $4,117    $2,044      $8,076       $5,984      $3,952    $1,954
Investment losses                                       ($215)      ($192)    ($149)      ($917)       ($698)      ($375)    ($165)
Ending Carrying Value                                $159,940    $158,822  $144,341    $140,288     $132,906    $123,796  $118,236

MORTGAGE LOANS
Yield (2)                                               7.45%       7.50%     7.51%       7.84%        7.82%       7.89%     7.81%
Income                                                 $1,410        $942      $470      $1,883       $1,391        $934      $462
Investment losses                                        ($58)       ($22)     ($14)       ($22)        ($22)       ($22)     ($19)
Ending Carrying Value                                 $25,535     $25,289   $25,046     $25,086      $23,885     $23,733   $23,684

REAL ESTATE AND REAL ESTATE
    JOINT VENTURES
Yield (2)                                              10.51%      10.92%    10.94%      11.41%       11.13%      11.09%    10.36%
Income (3)                                               $379        $252      $127        $637         $484        $324      $150
Investment gains (losses) (4)                             $96         $86       $92        $576         ($26)       ($16)      ($2)
Ending Carrying Value                                  $5,364      $4,585    $4,569      $4,725       $5,663      $5,963    $5,862

POLICY LOANS
Yield (2)                                               6.49%       6.47%     6.47%       6.49%        6.52%       6.46%     6.35%
Income                                                   $419        $278      $139        $543         $407        $268      $131
Ending Carrying Value                                  $8,668      $8,627    $8,615      $8,580       $8,366      $8,316    $8,310

EQUITY SECURITIES AND OTHER LIMITED
    PARTNERSHIP INTERESTS
Yield (2)                                               2.43%       4.40%     5.61%       2.47%        2.60%       2.92%     0.87%
Income                                                    $72         $86       $54         $99          $78         $59       $12
Investment gains (losses)                                ($76)       ($70)     ($71)       $222         $246        $242      $161
Ending Carrying Value                                  $4,109      $4,023    $3,773      $4,008       $3,959      $3,717    $3,552

CASH AND SHORT-TERM INVESTMENTS
Yield (2)                                               2.93%       3.40%     4.57%       4.17%        3.75%       3.92%     4.92%
Income                                                   $141        $106       $64        $232         $170        $121       $83
Investment gains (losses)                                 ($4)        ($4)      ($4)         $0           $1          $1        $2
Ending Carrying Value                                  $8,090      $8,354    $8,126      $4,244       $6,305      $5,796    $6,434

OTHER INVESTED ASSETS (5)
Yield (2)                                               6.95%       6.61%     6.52%       6.42%        5.87%       6.08%     5.49%
Income                                                   $216        $132       $63        $218         $146        $102       $46
Investment gains (losses)                                ($41)        $16       $14        ($61)        ($56)      ($115)     ($69)
Ending Carrying Value                                  $4,617      $4,261    $3,948      $3,727       $3,214      $3,271    $3,512

TOTAL INVESTMENTS
Gross investment income yield                           6.81%       6.89%     7.04%       7.35%        7.33%       7.38%     7.31%
Investment fees and expenses yield                     (0.15%)     (0.15%)   (0.15%)     (0.15%)      (0.15%)     (0.14%)   (0.13%)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                             6.66%       6.74%     6.89%       7.20%        7.18%       7.24%     7.18%
                                                  ==================================================================================

Gross investment income                                $8,894      $5,913    $2,961     $11,688       $8,660      $5,760    $2,838
Investment fees and expenses                             (192)       (125)      (62)       (235)        (171)       (110)      (49)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  $8,702      $5,788    $2,899     $11,453       $8,489      $5,650    $2,789
                                                  ==================================================================================
Ending Carrying Value                                $216,323    $213,961  $198,418    $190,658     $184,298    $174,592  $169,590
                                                  ==================================================================================


Gross investment gains                                   $511        $358      $221      $2,435       $1,395        $983      $545
Gross investment losses                                  (280)       (174)      (89)     (1,109)        (761)       (597)     (283)
Writedowns                                               (460)       (371)     (268)     (1,501)      (1,162)       (607)     (338)
                                                  ----------------------------------------------------------------------------------
Subtotal                                                 (229)       (187)     (136)       (175)        (528)       (221)      (76)
Derivative instruments not qualifying for hedge
    accounting                                           (146)        (37)      (34)       (172)        (129)       (150)      (29)
                                                  ----------------------------------------------------------------------------------
NET INVESTMENT LOSSES                                    (375)       (224)     (170)       (347)        (657)       (371)     (105)
Adjustments to net investment gains (losses) (6)           77          38        38         145          102          86        13
Minority interest - net investment gains
    (losses)                                                0           2         4           6            4           5         1
Net investment gains (losses) tax benefit
    (provision)                                           132          60        44          57          189          87        15
                                                  ----------------------------------------------------------------------------------
AFTER-TAX NET INVESTMENT LOSSES                         ($166)      ($124)     ($84)      ($139)       ($362)      ($193)     ($76)
                                                  ==================================================================================


(1) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(2) Yields are annualized and based on year-to-date average carrying values.

(3) Included in income from real estate and real estate joint ventures is $42 million, $27 million, $15 million, $160 million, $126 million, $84 million and $39 million related to discontinued operations for the year-to-date September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002,
    September 30, 2002, June 30, 2002 and March 31, 2002, respectively.

(4) Included in investment gains (losses) from real estate and real estate joint ventures is $99 million, $91 million, $90 million, $582 million, ($9) million, ($8) million and $0 million related to discontinued operations for the year-to-date September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June 30, 2002 and March 31, 2002,
    respectively.

(5) Included in investment income from other invested assets are settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $55 million, $20 million, $8 million, $32 million, $22 million, $3 million and $2 million for the year-to-date September 30, 2003, June 30, 2003, March 31, 2003, December 31, 2002, September 30, 2002, June
    30, 2002 and March 31, 2002, respectively. These amounts are excluded from net investment gains (losses) from other invested assets.

(6) Adjustments to investment gains and losses include amortization of deferred policy acquisition costs, charges and credits to participating contracts, and adjustments to the policyholder dividend obligation resulting from investment gains and losses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                                       At September 30, 2003           At December 31, 2002
                                                    -----------------------------------------------------------
Unaudited (Dollars in millions)                         Amount      % of Total         Amount      % of Total
---------------------------------------------------------------------------------------------------------------

Less than 20%                                             $826         83.4%             $925           54.7%
20% or more for less than six months                        82          8.3%              531           31.4%
20% or more for six months or greater                       82          8.3%              234           13.9%
                                                    -----------------------------------------------------------
    Total Gross Unrealized Losses                         $990        100.0%           $1,690          100.0%
                                                    ===========================================================



METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES

                                                       At September 30, 2003           At December 31, 2002
                                                    -----------------------------------------------------------
Unaudited (Dollars in millions)                         Amount      % of Total         Amount      % of Total
---------------------------------------------------------------------------------------------------------------

Less than 20%                                               $5        100.0%              $25           30.1%
20% or more for less than six months                         0          0.0%               58           69.9%
20% or more for six months or greater                        0          0.0%                0            0.0%
                                                    -----------------------------------------------------------
    Total Gross Unrealized Losses                           $5        100.0%              $83          100.0%
                                                    ===========================================================


    The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                        At September 30, 2003     At June 30, 2003      At March 31, 2003     At December 31, 2002
                                       --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount   % of Total    Amount   % of Total    Amount   % of Total    Amount   % of Total
-----------------------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                   $14,730       9.2%     $13,992       8.8%     $12,489       8.7%     $15,934      11.4%
State & political subdivisions             3,276       2.0%       3,022       1.9%       2,683       1.8%       2,742       1.9%
Corporate bonds                           57,746      36.1%      56,548      35.6%      52,167      36.1%      49,257      35.1%
Foreign government securities              9,027       5.7%       8,938       5.6%       8,374       5.8%       7,596       5.4%
Foreign corporates                        21,787      13.6%      22,030      13.9%      19,542      13.5%      19,229      13.7%
Mortgage-backed securities                31,831      19.9%      33,166      20.9%      30,260      21.0%      28,026      20.0%
Commercial mortgage-backed securities      9,318       5.8%       8,649       5.4%       7,509       5.2%       6,857       4.9%
Asset-backed securities                   11,033       6.9%      11,222       7.1%      10,224       7.1%       9,503       6.8%
Other fixed income assets                    687       0.5%         771       0.5%         655       0.5%         697       0.5%
                                       --------------------------------------------------------------------------------------------
  Total                                  159,435      99.7%     158,338      99.7%     143,903      99.7%     139,841      99.7%
Redeemable preferred stock                   505       0.3%         484       0.3%         438       0.3%         447       0.3%
                                       --------------------------------------------------------------------------------------------
Total Fixed Maturities                  $159,940     100.0%    $158,822     100.0%    $144,341     100.0%    $140,288     100.0%
                                       ============================================================================================

NAIC         RATING AGENCY
RATING (1)   EQUIVALENT DESIGNATION

  1          Aaa / Aa / A               $110,708      69.2%    $110,806      69.8%    $100,477      69.6%     $97,495      69.5%
  2          Baa                          35,921      22.4%      34,944      22.0%      31,264      21.7%      31,060      22.1%
  3          Ba                            7,963       5.0%       7,807       4.9%       7,581       5.3%       7,304       5.2%
  4          B                             3,701       2.3%       3,645       2.3%       3,441       2.4%       3,227       2.3%
  5          Caa and lower                   575       0.4%         629       0.4%         626       0.4%         339       0.3%
  6          In or near default              567       0.4%         507       0.3%         514       0.3%         416       0.3%
                                       --------------------------------------------------------------------------------------------
    Total                                159,435      99.7%     158,338      99.7%     143,903      99.7%     139,841      99.7%
Redeemable preferred stock                   505       0.3%         484       0.3%         438       0.3%         447       0.3%
                                       --------------------------------------------------------------------------------------------
Total Fixed Maturities                  $159,940     100.0%    $158,822     100.0%    $144,341     100.0%    $140,288     100.0%
                                       ============================================================================================

                                        At September 30, 2002     At June 30, 2002      At March 31, 2002
                                       ---------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount   % of Total    Amount   % of Total    Amount   % of Total
------------------------------------------------------------------------------------------------------------

US treasuries/agencies                   $10,986       8.3%      $9,741       7.9%      $9,415       8.1%
State & political subdivisions             2,627       2.0%       2,412       2.0%       2,308       1.9%
Corporate bonds                           47,693      35.9%      46,039      37.2%      44,431      37.6%
Foreign government securities              7,383       5.6%       7,199       5.8%       4,666       3.9%
Foreign corporates                        18,746      14.1%      18,227      14.7%      18,372      15.5%
Mortgage-backed securities                27,774      20.8%      23,441      18.9%      23,258      19.7%
Commercial mortgage-backed securities      6,048       4.6%       5,526       4.5%       5,143       4.3%
Asset-backed securities                    9,738       7.3%       8,714       7.0%       8,461       7.2%
Other fixed income assets                  1,481       1.1%       2,025       1.6%       1,673       1.4%
                                       ---------------------------------------------------------------------
  Total                                  132,476      99.7%     123,324      99.6%     117,727      99.6%
Redeemable preferred stock                   430       0.3%         472       0.4%         509       0.4%
                                       ---------------------------------------------------------------------
Total Fixed Maturities                  $132,906     100.0%    $123,796     100.0%    $118,236     100.0%
                                       =====================================================================

NAIC         RATING AGENCY
RATING (1)   EQUIVALENT DESIGNATION

  1          Aaa / Aa / A                $90,651      68.3%     $82,235      66.4%     $77,569      65.6%
  2          Baa                          31,290      23.5%      30,480      24.6%      30,314      25.7%
  3          Ba                            6,324       4.8%       6,435       5.2%       5,546       4.7%
  4          B                             3,096       2.3%       3,275       2.7%       3,409       2.9%
  5          Caa and lower                   840       0.6%         671       0.5%         625       0.5%
  6          In or near default              275       0.2%         228       0.2%         264       0.2%
                                       ---------------------------------------------------------------------
    Total                                132,476      99.7%     123,324      99.6%     117,727      99.6%
Redeemable preferred stock                   430       0.3%         472       0.4%         509       0.4%
                                       ---------------------------------------------------------------------
Total Fixed Maturities                  $132,906     100.0%    $123,796     100.0%    $118,236     100.0%
                                       =====================================================================


(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                        At September 30, 2003     At June 30, 2003       At March 31, 2003    At December 31, 2002
                                       --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount   % of Total    Amount   % of Total    Amount   % of Total    Amount   % of Total
-----------------------------------------------------------------------------------------------------------------------------------

South Atlantic                            $5,027      25.2%      $5,139      25.9%      $5,167      26.3%      $5,076      26.0%
Pacific                                    4,587      23.0%       4,130      20.8%       4,198      21.4%       4,180      21.4%
Middle Atlantic                            3,522      17.6%       3,543      17.9%       3,416      17.4%       3,441      17.6%
East North Central                         1,808       9.1%       2,331      11.8%       2,260      11.5%       2,147      11.0%
New England                                1,269       6.4%       1,181       6.0%       1,168       6.0%       1,323       6.8%
West South Central                         1,352       6.8%       1,256       6.3%       1,149       5.9%       1,097       5.6%
Mountain                                     798       4.0%         845       4.3%         858       4.4%         833       4.2%
West North Central                           582       2.9%         580       2.9%         598       3.0%         645       3.3%
International                                811       4.1%         631       3.2%         631       3.2%         632       3.2%
East South Central                           189       0.9%         187       0.9%         178       0.9%         178       0.9%
                                       --------------------------------------------------------------------------------------------
    Total                                $19,945     100.0%     $19,823     100.0%     $19,623     100.0%     $19,552     100.0%
                                       ============================================================================================


Office                                    $8,919      44.7%      $9,414      47.4%      $9,301      47.5%      $9,340      47.8%
Retail                                     4,825      24.2%       4,471      22.6%       4,321      22.0%       4,320      22.1%
Apartments                                 2,932      14.7%       2,805      14.2%       2,867      14.6%       2,793      14.3%
Industrial                                 1,940       9.7%       1,922       9.7%       1,893       9.6%       1,910       9.7%
Hotel                                      1,038       5.2%         955       4.8%         996       5.1%         942       4.8%
Other                                        291       1.5%         256       1.3%         245       1.2%         247       1.3%
                                       --------------------------------------------------------------------------------------------
    Total                                $19,945     100.0%     $19,823     100.0%     $19,623     100.0%     $19,552     100.0%
                                       ============================================================================================

                                        At September 30, 2002     At June 30, 2002       At March 31, 2002
                                       ---------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount   % of Total    Amount   % of Total    Amount   % of Total
------------------------------------------------------------------------------------------------------------

South Atlantic                            $4,832      26.3%      $4,806      26.4%      $4,736      26.2%
Pacific                                    3,860      21.0%       3,715      20.5%       3,642      20.1%
Middle Atlantic                            3,315      18.1%       3,310      18.2%       3,309      18.3%
East North Central                         1,962      10.7%       1,956      10.8%       1,959      10.8%
New England                                1,270       6.9%       1,246       6.9%       1,286       7.1%
West South Central                           975       5.3%         982       5.4%         993       5.5%
Mountain                                     763       4.2%         766       4.2%         795       4.4%
West North Central                           647       3.5%         653       3.6%         666       3.7%
International                                546       3.0%         540       3.0%         519       2.9%
East South Central                           178       1.0%         179       1.0%         180       1.0%
                                       -------------------------------------------------------------------
    Total                                $18,348     100.0%     $18,153     100.0%     $18,085     100.0%
                                       ===================================================================


Office                                    $8,431      45.9%      $8,311      45.8%      $8,165      45.1%
Retail                                     4,332      23.6%       4,349      24.0%       4,383      24.2%
Apartments                                 2,602      14.2%       2,582      14.2%       2,584      14.3%
Industrial                                 1,933      10.5%       1,876      10.3%       1,912      10.6%
Hotel                                        818       4.5%         822       4.5%         828       4.6%
Other                                        232       1.3%         213       1.2%         213       1.2%
                                       -------------------------------------------------------------------
    Total                                $18,348     100.0%     $18,153     100.0%     $18,085     100.0%
                                       ===================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in millions)        2003           2003        2003          2002             2002           2002        2002
------------------------------------------------------------------------------------------------------------------------------------

Wholly owned                           $4,927        $4,184      $4,199         $4,338           $5,302        $5,615      $5,520
Joint ventures                            431           397         365            377              316           297         291
                                ----------------------------------------------------------------------------------------------------
  Subtotal                              5,358         4,581       4,564          4,715            5,618         5,912       5,811
Foreclosed                                  6             4           5             10               45            51          51
                                ----------------------------------------------------------------------------------------------------
  Total Real Estate (1)                $5,364        $4,585      $4,569         $4,725           $5,663        $5,963      $5,862
                                ====================================================================================================

(1) Includes real estate held-for-sale and held-for-investment.


METLIFE, INC.
SUMMARY OF MORTGAGES

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in millions)        2003           2003        2003          2002             2002           2002        2002
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL                            $19,945       $19,823     $19,623        $19,552          $18,348       $18,153     $18,085

AGRICULTURAL                            5,131         5,090       5,052          5,146            5,155         5,174       5,196

RESIDENTIAL                               459           376         371            388              382           406         403

                                ----------------------------------------------------------------------------------------------------
TOTAL                                 $25,535       $25,289     $25,046        $25,086          $23,885       $23,733     $23,684
                                ====================================================================================================



METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                 At September 30, At June 30, At March 31, At December 31, At September 30, At June 30, At March 31,
Unaudited (Dollars in billions)        2003           2003        2003          2002             2002           2002        2002
------------------------------------------------------------------------------------------------------------------------------------

METLIFE                                $245.0        $242.3      $226.3         $217.7           $212.0        $202.0      $196.3

METLIFE SEPARATE ACCOUNT                 70.0          67.5        60.6           59.7             56.0          59.3        62.5

STATE STREET THIRD PARTY                 21.6          21.9        20.8           21.8             22.2          25.6        26.1

                                ----------------------------------------------------------------------------------------------------
TOTAL ASSETS UNDER MANAGEMENT          $336.6        $331.7      $307.7         $299.2           $290.2        $286.9      $284.9
                                ====================================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

COMPANY RATINGS AS OF NOVEMBER 3, 2003 (1)

                                                                  Moody's           Standard &       A.M. Best        Fitch
                                                             Investors Service        Poor's          Company        Ratings
                                                            -------------------   --------------   -------------   -----------
  FINANCIAL STRENGTH RATINGS
  --------------------------
  Metropolitan Life Insurance Company                               Aa2                 AA              A+              AA
  General American Life Insurance Company                           Aa2                 AA              A+              AA
  MetLife Investors Insurance Company                               Aa2                 AA              A+              AA
  MetLife Investors Insurance Company of California                  NR                 AA              A+              NR
  MetLife Investors USA Insurance Company                           Aa3                 AA              A+              AA
  New England Life Insurance Company                                Aa2                 AA              A+              AA
  First MetLife Investors Insurance Co.                              NR                 AA              A+              NR
  Metropolitan Insurance and Annuity Company                        Aa3                 AA               A              NR
  Metropolitan Tower Life Insurance Company                          NR                 NR              A+              NR
  RGA Reinsurance Company                                            A1                 AA-             A+              AA-
  Paragon Life Insurance Company                                     NR                 AA              A+              AA
  Security Equity Life Insurance Company                             NR                 AA              A+              AA
  Texas Life Insurance Company                                       NR                 NR               A              NR
  Metropolitan Property and Casualty Insurance Company              Aa3                 AA-              A              NR
  Metropolitan Casualty Insurance Company                            NR                 AA-              A              NR
  Metropolitan Direct Property and Casualty Insurance Co.            NR                 AA-              A              NR
  Metropolitan General Insurance Company                             NR                 AA-              A              NR
  Metropolitan Group Property & Casualty Insurance Co.               NR                 AA-              A              NR
  Metropolitan Lloyds Insurance Company of Texas                     NR                 AA-              A              NR
  Metropolitan Life Insurance Company (Short-term rating)           P-1                A-1+             NR              NR


  CREDIT RATINGS
  --------------
  MetLife, Inc.
     Senior Unsecured                                                A2                  A              a               A
     Commercial Paper                                               P-1                 A-1           AMB-1+            F1

  Metropolitan Life Insurance Company
     Surplus Notes                                                   A1                 A+              a+              A+


  General American Life Insurance Company
     Surplus Notes                                                   A1                 A+              NR              NR

  GenAmerica Capital I
     Preferred Stock                                                 A3                BBB+             NR              A-

  Reinsurance Group of America, Incorporated
     Senior Unsecured                                               Baa1                A-               a-             A-

  MetLife Funding, Inc.
     Commercial Paper                                               P-1                A-1+           AMB-1+           F1+




(1) NR indicates no rating provided.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2002 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")


                                         December 31, 2002 (1)    September 30, 2002     June 30, 2002 (2)      March 31, 2002 (3)
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC             EC      RBC           EC      RBC            EC      RBC            EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
    Group Life                              $82            $85      $84          $86      $74           $76      $68           $70
    Retirement & Savings                    120            121      103          106      135           137      114           118
    Non-Medical Health & Other               60             65       47           52       41            46       53            58
                                        --------------------------------------------------------------------------------------------
       Total Institutional Operations       262            271      234          244      250           259      235           246
                                        --------------------------------------------------------------------------------------------

Individual Operations
    Traditional Life                         92             86      127          121       97            91       98            92
    Variable & Universal Life                23             19       40           35       36            32       25            20
    Annuities                                47             42       44           39       50            45       40            35
    Other                                    12             13       15           16       13            14       11            12
                                        --------------------------------------------------------------------------------------------
       Total Individual Operations          174            160      226          211      196           182      174           159
                                        --------------------------------------------------------------------------------------------

Auto & Home
    Auto                                     21             17       41           37       17            14       15            12
    Property                                 30             31        6            6       15            15       11            12
    Other                                    (3)            (3)       1            2        4             4        4             4
                                        --------------------------------------------------------------------------------------------
       Total Auto & Home                     48             45       48           45       36            33       30            28
                                        --------------------------------------------------------------------------------------------

International Operations                     38             32       40           34        2            (4)      14             8

Reinsurance                                  15              9       23           17       19            13       22            16

Asset Management                              1              3        1            3        5             7        1             3

Corporate, Other & Eliminations            (200)          (182)     (70)         (52)      (4)           14      (76)          (60)

                                        --------------------------------------------------------------------------------------------
       Total Operating Earnings            $338           $338     $502         $502     $504          $504     $400          $400
                                        ============================================================================================


(1) Fourth quarter 2002 includes a $169 million after-tax charge to cover costs associated with personal injury liabilities caused by exposure to asbestos or asbestos-containing products (Corporate, Other & Eliminations), a $20 million after-tax reduction of a previously established liability related to the Company's business realignment initiatives (Retirement & Savings), and a $17 million after-tax reduction of a previously established disability insurance liability related to the September 11, 2001 tragedies (Non-Medical Health & Other).

(2) Second quarter 2002 includes a $30 million after-tax reduction of a previously established reserve related to the Company's sales practice class action settlement in 1999. This reserve reduction impacted the Corporate, Other & Eliminations segment.

(3) First quarter 2002 includes a $48 million after-tax charge to cover costs associated with the resolution of a federal government investigation of General American Life Insurance Company's former Medicare business. This charge impacted the Corporate, Other & Eliminations segment.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2001 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")


                                         December 31, 2001 (1)    September 30, 2001 (2)      June 30, 2001       March 31, 2001
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC             EC      RBC               EC      RBC          EC      RBC          EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
    Group Life                              $75            $80     ($16)            ($10)     $76         $80      $63         $68
    Retirement & Savings                   (155)          (154)      87               89       88          89       94          95
    Non-Medical Health & Other               33             38      (44)             (38)      40          45       38          43
                                        --------------------------------------------------------------------------------------------
       Total Institutional Operations       (47)           (36)      27               41      204         214      195         206
                                        --------------------------------------------------------------------------------------------

Individual Operations
    Traditional Life                         61             52       73               64       99          90       98          89
    Variable & Universal Life                23             20       23               21       32          29       33          30
    Annuities                                40             37       57               54       47          44       36          33
    Other                                   (72)           (71)      11               12        8           9       16          17
                                        --------------------------------------------------------------------------------------------
       Total Individual Operations           52             38      164              151      186         172      183         169
                                        --------------------------------------------------------------------------------------------

Auto & Home
    Auto                                     24             23       25               23       39          35       (7)        (11)
    Property                                 15             14       (5)              (5)     (25)        (26)     (16)        (14)
    Other                                     4              4        2                2       (3)         (1)      (1)          0
                                        --------------------------------------------------------------------------------------------
       Total Auto & Home                     43             41       22               20       11           8      (24)        (25)
                                        --------------------------------------------------------------------------------------------

International Operations                     (8)           (11)      11                9       11           9       18          16

Reinsurance                                  (1)            (7)      16               10       16          10       15           9

Asset Management                              2              5        2                5        1           4        6           9

Corporate, Other & Eliminations            (165)          (154)     (15)              (9)     (10)          2       (9)          0

                                        --------------------------------------------------------------------------------------------
       Total Operating Earnings (Loss)    ($124)         ($124)    $227             $227     $419        $419     $384        $384
                                        ============================================================================================


(1) Fourth quarter 2001 includes business realignment costs, costs associated with the establishment of a policyholder liability for New England Financial and costs associated with the anticipated resolution of race-conscious underwriting claims. By segment, the after-tax costs were as follows: Group Life $1 million; Retirement & Savings $264 million; Non-Medical Health & Other $2 million; Traditional Life $24 million; Variable & Universal Life $12 million; Annuities $22 million; Individual Business - Other $77 million; Auto $1 million; Property $1 million; and Corporate, Other & Eliminations $159 million.

(2) Third quarter 2001 includes costs associated with the September 11 tragedies. By segment, the after-tax costs were as follows: Group Life $99 million; Non- Medical Health & Other $83 million; Traditional Life $8 million; Variable & Universal Life $7 million; Auto $1 million; Property $3 million; and Reinsurance $7 million.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
2000 OPERATING EARNINGS (LOSS)
CAPITAL ALLOCATION BASED ON RISK BASED CAPITAL ("RBC") VS. ECONOMIC CAPITAL
("EC")


                                           December 31, 2000      September 30, 2000      June 30, 2000          March 31, 2000
                                        --------------------------------------------------------------------------------------------
Unaudited (Dollars in millions)           RBC             EC      RBC           EC      RBC            EC      RBC            EC
------------------------------------------------------------------------------------------------------------------------------------

Institutional Operations
    Group Life                              $48            $55      $63          $69      $61           $67      $62           $68
    Retirement & Savings                     71             80       58           67       47            56       45            54
    Non-Medical Health & Other               44             51       38           45       40            47       33            40
                                        --------------------------------------------------------------------------------------------
       Total Institutional Operations       163            186      159          181      148           170      140           162
                                        --------------------------------------------------------------------------------------------

Individual Operations
    Traditional Life                        155            132      105           83       98            76      101            79
    Variable & Universal Life                21             16       35           31       23            19       32            28
    Annuities                                25             18       48           42       69            62       60            53
    Other                                    (3)            (4)       6            6        4             5        3             3
                                        --------------------------------------------------------------------------------------------
       Total Individual Operations          198            162      194          162      194           162      196           163
                                        --------------------------------------------------------------------------------------------

Auto & Home
    Auto                                      7              8       22           20       10             8        8             7
    Property                                 24             24      (17)         (16)     (22)          (22)      (7)           (6)
    Other                                     6              6        5            6       (1)            0        7             7
                                        --------------------------------------------------------------------------------------------
       Total Auto & Home                     37             38       10           10      (13)          (14)       8             8
                                        --------------------------------------------------------------------------------------------

International Operations                      3              0        5            2        7             4       11             8

Reinsurance                                  25             20       16           11        9             4       22            17

Asset Management                              3              6        9           12       10            13       11            14

Corporate, Other & Eliminations             (25)            (8)      (9)           6       19            35       (9)            7

                                        --------------------------------------------------------------------------------------------
       Total Operating Earnings            $404           $404     $384         $384     $374          $374     $379          $379
                                        ============================================================================================